Prospectus May 31, 2023, as amended July 26, 2023

Permanent Portfolio®

Class A — PRPDX | Class C — PRPHX | Class I — PRPFX

Short-Term Treasury Portfolio

Class I — PRTBX

Versatile Bond Portfolio

Class A — PRVDX | Class C — PRVHX | Class I — PRVBX

Aggressive Growth Portfolio

Class A — PAGDX | Class C — PAGHX | Class I — PAGRX

This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for your future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Permanent Portfolio®	May 31, 2023

PORTFOLIO SUMMARY

Class A — PRPDX | Class C — PRPHX | Class I — PRPFX

Investment Objective

Permanent Portfolio® seeks to preserve and increase the purchasing power value of its shares over the long term.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated — Sales Charge Reductions and Waivers” on page 73 of the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” on page 55 of the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.79%		.79%		.79%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%

Other Operating Expenses	.03%		.03%		.03%

Total Annual Portfolio Operating Expenses	1.07%		1.82%		.82%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, a CDSC of 1.00% applies to shares that are redeemed within one year of purchase.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$604	$824	$1,062	$1,744

Class C
• Assuming complete redemption at end of period	$290	$577	$993	$2,153
• Assuming no redemption	$187	$577	$993	$2,153

Class I	$84	$263	$457	$1,016

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27.58% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, the Portfolio’s strategy is to invest a fixed “Target Percentage” of its net assets in each of the following investment categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss franc assets	10%
Real estate and natural resource stocks	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

These Target Percentages are fundamental and cannot be changed without shareholder approval.

Because investment prices are constantly changing, the Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever the Portfolio’s holdings in an investment category deviate from the category’s Target Percentage by more than one-quarter of the Target Percentage, the Portfolio will buy or sell investments to bring investments back within range (unless the discrepancy is corrected by changes in market prices) and will do so within ninety days. However, the Portfolio’s investment adviser may delay making portfolio adjustments if in its view, circumstances, including a disorderly market or adverse tax consequences, make it desirable to do so. The investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category.

The Portfolio’s investments in:

•	Gold — consists of gold bullion and bullion-type coins;

•	Silver — consists of silver bullion and bullion-type coins;

•

Swiss franc assets — consist of demand deposits of Swiss francs at Swiss or non-Swiss banks and highly rated bonds, as defined below, and other securities of the federal government of Switzerland of any maturity;

•

Real estate and natural resource stocks — include stocks (including common and preferred shares, and depository receipts such as American Depositary Receipts (“ADRs”)) of U.S. and foreign companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, land with improvements and structures and real estate investment trusts (“REITs”)) and natural resources (such as companies involved directly or indirectly in exploring, mining, refining, processing, transporting, fabricating and dealing in oil, gas, coal and precious and non-precious minerals);

•

Aggressive growth stocks — include stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole; and

•

Dollar assets — include cash, U.S. Treasury bills, notes and bonds, and other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, banker’s acceptances and other bank obligations, commercial paper, and corporate bonds and other fixed income obligations of U.S. and non-U.S. issuers.

The Portfolio is non-diversified and thus may be able to invest more of its assets in fewer issuers and types of investments (e.g., gold and silver) than a diversified fund.

The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large- capitalization companies. Within its aggressive growth stocks investment category, the Portfolio expects to hold stocks of issuers from at least twelve different industry groups. The Portfolio may own investments issued by non-U.S. banks and governments and may own stock in non-U.S. companies or investments held outside the United States, including in emerging markets. Corporate bonds and other fixed income obligations in the Portfolio’s dollar assets investment category, as well as highly rated bonds of the federal government of Switzerland, will, at the time of investment, be rated in the top four rating categories by S&P Global Ratings, a division of S&P Global, Inc. (“S&P”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio does not attempt to maintain any pre-set average portfolio maturity or duration in its dollar assets or Swiss franc assets investment categories.

The Portfolio’s strategy of investing a fixed Target Percentage of its net assets in the investment categories listed in the table above reflects the opinion of the Portfolio’s investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them.

Viewed in isolation, some of the Portfolio’s assets, such as gold, silver and stock warrants (in its aggressive growth stocks investment category), would be considered highly speculative. However, the Portfolio’s investment adviser believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Portfolio’s investments in the aggregate may be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. Even if the Portfolio does achieve its investment objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time. The principal risks of investing in the Portfolio include:

•

Market risk — prices of the investments held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short- or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Changes in market conditions may not have the same impact on all investment categories.

•

Epidemic or pandemic risk — health crises caused by outbreaks of disease such as the coronavirus pandemic (“COVID-19”) may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of COVID-19 and its subsequent variants, or other epidemics and pandemics that may arise in the future, could continue to, and may negatively affect, the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions may result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

•

Risks of investments in gold and silver — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver have fluctuated widely over the past several years. If gold and silver markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the Portfolio’s performance may be significantly impacted. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, change in the attitude of speculators and investors towards gold, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment and trading activities of market participants, including hedge funds or speculators, commodity funds and exchange traded funds, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. While gold and silver are used to preserve wealth by investors around the world, there is no assurance that gold or silver will maintain its long-term value in terms of future purchasing power. Furthermore, although gold and silver have been used as portfolio diversifiers due to their historically low-to-negative correlation with stocks and bonds, diversification does not ensure against, nor can it prevent against, risk of loss. The gold and silver bullion and bullion-type coins held by the Portfolio’s subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The gold and silver custody operations of the subcustodian are not subject to specific governmental regulatory supervision. The subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. The Portfolio does not insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion-type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Internal Revenue Code of 1986, as amended (“Code”), that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources, except to the extent that the Portfolio has invested in bullion as a hedge with respect to investment in the securities of companies engaged in mining gold or silver. Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

•

Risks of investments in Swiss franc assets — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. Swiss government bonds are also subject to interest rate risk and income risk, which are described under “Risks of investments in dollar assets” below. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate may adversely affect the value (in U.S. dollar terms) of the Portfolio’s Swiss franc assets. The Swiss franc has shown cyclical periods of strength and weakness against the U.S. dollar, and will likely continue to do so. The performance of the Swiss franc versus the U.S. dollar may be prolonged or amplified by slow growth or other negative developments affecting the European economy.

•

Risks of investments in real estate and natural resource stocks — investments in real estate and natural resource stocks are subject to market risk, capitalization risk and risk of investments in foreign securities. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. Real estate-related investments, such as stocks of real estate-related companies, REITs and related instruments, will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Additionally, investments in REITs involve other risk factors, including poor performance by the REIT’s manager, changes to tax laws and self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Code, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended (“1940 Act”). The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. REITs are subject to management fees and other expenses, and so to the extent that the Portfolio invests in REITs the Portfolio will bear its proportionate share of the costs of the REITs’ operations. Investments in natural resource companies can be significantly affected by events relating to international political and economic developments, expropriation or other confiscation, population growth and changing demographics, energy conservation, the success of exploration projects, global commodity prices, adverse international monetary policies, tax and other government regulations, and natural phenomena around the world, such as drought, floods and other adverse weather conditions and livestock disease.

•

Risks of investments in aggressive growth stocks — investments in aggressive growth stocks are subject to market risk, capitalization risk and risk of investments in foreign securities. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. or foreign stock market investments in general are declining.

•

Risks of investments in dollar assets — investments in debt securities are generally subject to interest rate risk, credit risk, income risk, and prepayment and extension risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s dollar assets. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. Credit risk is the risk that an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations. The Portfolio’s dollar assets are also subject to income risk. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return. In addition to income risk, if a security held by the Portfolio is called or paid off by the issuer more quickly than originally anticipated, the Portfolio may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines.

•

Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; revolutions, wars or diplomatic developments; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) market securities may involve higher levels of each of these risks.

•

Allocation risk — because the Portfolio invests a fixed Target Percentage of its net assets in designated asset classes, the Portfolio has less flexibility in its investment strategy than other funds that are not subject to such limitations. It is possible that investment in the designated asset classes or the investments in the individual asset classes will cause the Portfolio to lose value or to underperform other funds with a similar investment objective.

•

Bank obligations risk — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•

Capitalization risk — to the extent the Portfolio emphasizes stocks of small-, mid- or large-companies, it takes on the associated risks. Investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

•

U.S. government and agency securities risk — U.S. government and agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

•

Non-diversified fund risk — the Portfolio is classified as non-diversified. As such, the percentage of the Portfolio’s assets that may be invested in any single issuer or a few issuers is not limited by the 1940 Act. Investing a higher percentage of its assets in any one or a few issuers or types of investments could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers or types of investments.

•

Redemption risk — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

•

Risks of in-kind redemptions — to avoid liability for corporate federal income tax, the Portfolio, if administratively feasible, may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

•

Warrant risk — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with two broad-based market indexes. The indexes, which are described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus, have characteristics relevant to the Portfolio’s investment strategies. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during a portion of this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than the Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The average annual total return table shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Permanent Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2023 was 2.37%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

2nd Quarter 2020 17.44%	1st Quarter 2020 -12.49%

Average Annual Total Returns (for the periods ended December 31, 2022)

Permanent Portfolio	1 Year	5 Years	10 Years	Since Inception[1]

Class I

Return Before Taxes	-5.49%	6.43%	4.30%	6.17%

Return After Taxes on Distributions	-5.84%	5.46%	3.15%	5.49%

Return After Taxes on Distributions and Sale of Portfolio Shares	-3.00%	4.89%	3.14%	5.14%

Class A

Return Before Taxes	-10.42%	5.08%	—	5.84%

Class C

Return Before Taxes	-7.34%	5.37%	—	5.87%

FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.25%	.74%	3.50%

S&P 500 (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	11.27%

1 Inception date for Class I shares was December 1, 1982. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the indices is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Short-Term Treasury Portfolio	May 31, 2023

PORTFOLIO SUMMARY

Class I — PRTBX

Investment Objective

Short-Term Treasury Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.19%

Distribution and/or Service (12b-1) Fees	—%

Other Operating Expenses	.02%

Total Annual Portfolio Operating Expenses	1.21%

Fee Waivers and Expense Limitation[1]	(.56%	)

Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Limitation	.65%

1 Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement effective through June 1, 2024, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that the Management Fee paid by the Portfolio does not exceed an annual rate of .6250% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$67	$330	$614	$1,423

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was —% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets in direct debt obligations of the United States Treasury, including U.S. Treasury bills, notes and bonds, and other securities issued by the U.S. Treasury. The remainder of the Portfolio’s assets may be invested in U.S. government agency securities, which include debt obligations issued and/or guaranteed as to principal and interest by the U.S. government or its agencies, sponsored enterprises or instrumentalities.

The Portfolio expects to maintain a dollar-weighted average portfolio maturity and duration of zero to three years. Dollar-weighted average portfolio maturity is a dollar-weighted average of the remaining term to maturity of a portfolio of debt securities, while duration is a measure of price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. The Portfolio is not a money market fund and does not seek to maintain a stable price per share. The Portfolio’s yield will fluctuate as the securities in which it invests mature and the proceeds are reinvested in securities with different interest rates.

Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Market risk — the value of the Portfolio’s assets will fluctuate as the U.S. government securities market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time.

•

Epidemic or pandemic risk – health crises caused by outbreaks of disease such as the coronavirus pandemic (“COVID-19”) may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of COVID-19 and its subsequent variants, or other epidemics and pandemics that may arise in the future, could continue to, and may negatively affect, the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions may result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

•

Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. During periods of very low interest rates, income from the Portfolio’s investments may not be sufficient to offset its expenses.

•	Credit risk — an issuer or guarantor of debt securities may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations.

•

U.S. government and agency securities risk — the Portfolio invests primarily in securities issued by the U.S. Treasury and may also invest in U.S. government agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government and agency securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•

Income risk — the Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•

Prepayment and extension risk — a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with a broad-based market index, which is described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Short-Term Treasury Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2023 was 1.33%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

4th Quarter 2022 .56%	3rd Quarter 2022 -1.54%

Average Annual Total Returns (for the periods ended December 31, 2022)

Short-Term Treasury Portfolio	1 Year	5 Years	10 Years	Since Inception[1]

Class I

Return Before Taxes	-2.28%	-.01%	-.21%	2.06%

Return After Taxes on Distributions	-2.28%	-.23%	-.32%	1.54%

Return After Taxes on Distributions and Sale of Portfolio Shares	-1.35%	-.10%	-.20%	1.46%

FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.25%	.74%	2.94%

1 Inception date for Class I shares was May 26, 1987. Date used to calculate performance since inception for the index is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Versatile Bond Portfolio	May 31, 2023, as amended July 26, 2023

PORTFOLIO SUMMARY

Class A — PRVDX | Class C — PRVHX | Class I — PRVBX

Investment Objective

Versatile Bond Portfolio seeks to earn high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated — Sales Charge Reductions and Waivers” on page 73 of the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” on page 55 of the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.19%		1.19%		1.19%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%

Other Operating Expenses	.02%		.02%		.02%

Total Annual Portfolio Operating Expenses	1.46%		2.21%		1.21%

Fee Waivers and Expense Limitation[2]	(.56%	)	(.56%	)	(.56%	)

Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Limitation	.90%		1.65%		.65%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, a CDSC of 1.00% applies to shares that are redeemed within one year of purchase.

2 Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement effective through June 1, 2024, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that the Management Fee paid by the Portfolio does not exceed an annual rate of .6250% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year		3 Years		5 Years		10 Years

Class A		$489		$794		$1,120		$2,041

Class C
• Assuming complete redemption at end of period • Assuming no redemption	$ $	272 169	$ $	643 643	$ $	1,144 1,144	$ $	2,521 2,521

Class I		$67		$330		$614		$1,423

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25.68% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, under normal market conditions, the Portfolio invests at least 80% of its assets in bonds, which may include debt securities of all types and of any maturity. For purposes of this Portfolio, “bonds” may include:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible bonds and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances; and

•	repurchase agreements.

The Portfolio may invest in bonds with a range of maturities from short-to long-term and does not attempt to maintain any pre-set average portfolio maturity or duration. The Portfolio’s duration will vary, depending on the investment adviser’s forecast of interest rates and its assessment of market risks generally. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio’s investments may have fixed or variable principal payments and any type of interest rate payment and reset terms (including fixed, floating, variable and inverse floating rates, zero coupon, contingent, deferred, stripped and payment in-kind).

The Portfolio may invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries. Such bonds may be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio may enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it is not obligated to do so. Generally, the Portfolio does not hedge against foreign currency risks.

The Portfolio may invest up to 20% of its assets in other securities, including preferred stocks.

The Portfolio may invest in both “investment grade” and “below investment grade” bonds (commonly known as “high yield” or “junk” bonds). Investment grade bonds are debt securities that are rated in the top four rating categories by S&P Global Ratings, a division of S&P Global, Inc. (“S&P”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB-/Baa3/BBB- by S&P, Moody’s or Fitch, respectively, or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality) at the time of investment. Such bonds and unrated securities of similar credit quality may provide higher returns than investment grade bonds, but are subject to greater levels of credit, liquidity and interest rate risks.

The investment adviser will manage the Portfolio’s assets based upon its assessment of market, economic and other conditions. The investment adviser will consider various factors, including the financial condition, credit quality and credit risk of the issuer, the relative yield of the security and other security specific-features, current and potential future valuation and liquidity risks, economic and political risks of the country of the issuer, currency exchange rates, the security’s impact on the overall risk return characteristics of the Portfolio and other factors. The Portfolio’s risk profile may vary significantly over time.

Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Market risk — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets.

•

Epidemic or pandemic risk — health crises caused by outbreaks of disease such as the coronavirus pandemic (“COVID-19”) may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of COVID-19 and its subsequent variants, or other epidemics and pandemics that may arise in the future, could continue to, and may negatively affect, the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions may result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

•

Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration.

•

Credit risk — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations.

•

Income risk — the Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•

Prepayment and extension risk — a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines.

•

Below investment grade bond risk — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of below investment grade bonds fluctuate more than higher rated bonds. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests. The Portfolio may also from time to time hold defaulted securities or securities of issuers involved in bankruptcy or insolvency proceedings. As a result of such proceedings, the Portfolio may hold equity securities received in these proceedings.

•

Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; revolutions, wars or diplomatic developments; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks.

•

U.S. government and agency securities risk — U.S. government and agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•

Risks of investing in preferred stocks — preferred stock dividends are not paid until all debt obligations of the issuer are first met. Preferred stocks therefore may be subject to more fluctuations in market value than debt of the same issuer due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. Preferred stocks may be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline.

•

Risks of investing in foreign government and supranational organization obligations — no established secondary markets may exist for many foreign government and supranational organization obligations. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds.

•

Currency risk — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar.

•

Bank obligations risk — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

•

Liquidity risk — certain of the Portfolio’s investments may be or become illiquid. An illiquid investment may be difficult to value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Portfolio also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Portfolio. Liquidity risk may be heightened during periods of market volatility.

•

Redemption risk — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

•

Hedging risk — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

•

Repurchase agreement risk — the obligations of a counterparty to a repurchase agreement are not guaranteed. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Portfolio’s right to control the collateral. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Portfolio may suffer delays, incur costs and lose money in exercising its rights.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with a broad-based market index. The index is described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than the Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The average annual total return table shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Versatile Bond Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2023 was 1.95%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

2nd Quarter 2020 13.60%	1st Quarter 2020 -11.47%

Average Annual Total Returns (for the periods ended December 31, 2022)

Versatile Bond Portfolio	1 Year	5 Years	10 Years	Since Inception[1,3]

Class I

Return Before Taxes	-5.92%	3.48%	3.32%	3.44%

Return After Taxes on Distributions	-6.43%	2.64%	2.06%	2.38%

Return After Taxes on Distributions and Sale of Portfolio Shares	-3.32%	2.40%	2.05%	2.29%

Class A

Return Before Taxes	-9.91%	2.38%	—	2.87%

Class C

Return Before Taxes	-7.76%	2.45%	—	2.74%

Bloomberg Global Aggregate (Excluding Securitized) Bond Index[2] (reflects no deduction for fees, expenses or taxes)	-16.84%	-1.76%	-.58%	4.29%

1 Inception date for Class I shares was September 27,1991. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the index is the inception date of the Class I shares.

2 The Portfolio changed its investment strategies on May 30, 2012. The Bloomberg Global Aggregate (Excluding Securitized) Bond Index has characteristics relevant to the Portfolio’s current investment strategies as described in this Prospectus.

3 Performance for periods prior to May 30, 2012 reflects the Portfolio’s results under its prior investment strategies. Such performance should not be considered predictive or representative of results the Portfolio may experience under its current investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Aggressive Growth Portfolio	May 31, 2023

PORTFOLIO SUMMARY

Class A — PAGDX | Class C — PAGHX | Class I — PAGRX

Investment Objective

Aggressive Growth Portfolio seeks to achieve high (greater than for the stock market as a whole), long- term appreciation in the value of its shares.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated — Sales Charge Reductions and Waivers” on page 73 of the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” on page 55 of the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.19%		1.19%		1.19%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%

Other Operating Expenses	.02%		.02%		.02%

Total Annual Portfolio Operating Expenses	1.46%		2.21%		1.21%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, a CDSC of 1.00% applies to shares that are redeemed within one year of purchase.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year		3 Years		5 Years		10 Years

Class A		$642		$941		$1,262		$2,168

Class C
• Assuming complete redemption at end of period • Assuming no redemption	$ $	330 227	$ $	699 699	$ $	1,197 1,197	$ $	2,566 2,566

Class I		$124		$387		$670		$1,475

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was .13% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests in stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, natural resources, energy, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole. The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large-capitalization companies, and expects to hold stocks of issuers from at least twelve different industry groups.

The Portfolio expects to remain fully invested in stock market investments at all times, apart from incidental amounts of cash, cash equivalents or other high quality, short-term investments. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market-timing decisions by the Portfolio’s investment adviser.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Aggressive growth stocks risk — aggressive growth stock investments are subject to greater market risk of price declines, especially during periods where the prices of U.S. or foreign stock market investments in general are declining.

•	Market risk — prices of the securities held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of a security to decline for short-or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets.

•

Epidemic or pandemic risk – health crises caused by outbreaks of disease such as the coronavirus pandemic (“COVID-19”) may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of COVID-19 and its subsequent variants, or other epidemics and pandemics that may arise in the future, could continue to, and may negatively affect, the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions may result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

•

Capitalization risk — to the extent the Portfolio emphasizes stocks of small-, mid- or large-companies, it takes on the associated risks. Investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

•

Investment style risk — growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio’s focus on growth stocks increases the potential volatility of its share price.

•

Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; revolutions, wars or diplomatic developments; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

•

Warrant risk — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with two broad-based market indexes. The indexes, which are described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus, have characteristics relevant to the Portfolio’s investment strategies. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The average annual total return table shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Aggressive Growth Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2023 was 9.65%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter

2nd Quarter 2020 37.02%	2nd Quarter 2022 -25.03%

Average Annual Total Returns (for the periods ended December 31, 2022)

Aggressive Growth Portfolio	1 Year	5 Years	10 Years	Since Inception[1]

Class I

Return Before Taxes	-26.06%	7.35%	10.20%	9.84%

Return After Taxes on Distributions	-27.31%	4.87%	8.05%	8.57%

Return After Taxes on Distributions and Sale of Portfolio Shares	-14.50%	5.52%	8.01%	8.48%

Class A

Return Before Taxes	-29.94%	5.99%	—	8.95%

Class C

Return Before Taxes	-27.48%	6.28%	—	8.99%

Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	-6.86%	8.38%	12.30%	10.39%

S&P 500 (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	9.69%

1 Inception date for Class I shares was January 2, 1990. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the indices is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000

To establish an automatic investment plan account	$100

Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information about Investment Objectives and Investment Strategies

To further its shareholders’ individual investment programs, Permanent Portfolio Family of Funds (“Trust”) includes four separate Portfolios, each with its own distinct investment objective and strategies. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) in one Portfolio for another whenever he or she wishes. This section of the Prospectus provides an additional description of each Portfolio’s principal investment strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

The investment objective of Permanent Portfolio and the Target Percentages for investment of its net assets in the investment categories listed in the table under “Portfolio Summary-Principal Investment Strategies” are “fundamental” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). Permanent Portfolio’s fundamental investment objective and Target Percentages may not be changed without the approval of the lesser of: (1) 67% of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding Portfolio shares are represented; or (2) a majority of the outstanding shares of the Portfolio.

Short-Term Treasury Portfolio’s, Versatile Bond Portfolio’s and Aggressive Growth Portfolio’s respective investment objectives and strategies, as described in each Portfolio’s respective “Portfolio Summary” are not fundamental and may, therefore, be changed by the Trust’s Board of Trustees without shareholder approval. However, Short-Term Treasury Portfolio will not change its investment policy of investing at least 80% of its assets in debt obligations of the United States Treasury, and Versatile Bond Portfolio will not change its investment policy of investing at least 80% of its assets in bonds, which may include debt securities of all types and of any maturity, without at least sixty days’ prior written notice to its shareholders.

Additional Investment Practices

Cash Management

For the purpose of holding cash balances pending investment or payout, a Portfolio may hold cash, cash equivalents or other high quality, short-term investments such as U.S. government and agency securities, commercial paper, short-term bank obligations, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by U.S. government and agency securities.

Temporary Defensive Position

When the investment adviser believes market or economic conditions are unfavorable, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest up to 100% of its assets in a temporary, defensive manner by holding cash, cash equivalents or other high quality, short-term investments. In these circumstances, it may be more difficult for the Portfolio to achieve its investment objective. The investment adviser also may invest in these types of securities or hold cash in connection with forward currency or currency futures positions.

Additional Investment Practices

This Prospectus does not describe all of the investment practices of the Portfolios and additional information about the Portfolio’s investments and risks can be found in the Trust’s Statement of Additional Information (“SAI”) (see the back cover of this Prospectus). The SAI also contains information about the ratings of debt securities assigned by S&P, Moody’s and Fitch.

Descriptions of Certain Security Types

This section provides additional information about some of the types of securities and investment techniques that are identified in the “Portfolio Summaries” section of this Prospectus. Many of these securities and investment techniques are discretionary, which means that the Trust’s investment adviser can decide whether to use them or not.

•

ADRs — American Depositary Receipts evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Most ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are subject to the risks of investments in foreign securities and currency risk, if, as is often the case, the underlying securities are denominated in a foreign currency.

•

Bank obligations — obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances.

•	Commercial paper — short-term debt securities often issued by corporate issuers and used for financing current operations.

•

Common stock — common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. A company’s common stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock.

•

Convertible securities — bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stock or other stock of the same or a different issuer at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying stock because of this conversion or exercise feature. Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s debt securities.

•

Corporate bonds — obligations issued by U.S. and non-U.S. corporations and other business entities. Corporate bonds may be either secured or unsecured. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.

•

Foreign government obligations — obligations issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, government-sponsored enterprises or political subdivisions located in developed or emerging market countries; government owned, controlled or sponsored enterprises located in developed or emerging market countries; and entities organized and/or operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

•

Forward and futures contracts — a forward currency contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of a specified currency, at a specified price at a specified later date. When used for hedging purposes, such contracts are used to attempt to protect against possible declines in a currency’s value where a security held or to be purchased by a Portfolio is denominated in that currency.

•

Illiquid investments — each Portfolio may invest up to 15% of its net assets (measured at the time of investment) in illiquid investments. The term “illiquid investments” means any investment that a Portfolio reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale), may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and certain commercial paper) may be treated as liquid. Certain illiquid investments may require pricing at fair value as determined in good faith under fair value procedures approved by the Trust’s Board of Trustees.

•

Inflation-indexed bonds — generally are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than certain inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

•

Obligations of supranational entities — a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include those issued by entities such as the International Monetary Fund, World Bank, Import/Export Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

•

Preferred stock — securities representing an equity ownership interest in a corporate issuer, but generally entitling the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stocks may be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline.

•	REITs — pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

•

Repurchase agreements — an agreement by a buyer to purchase securities from a bank, or a registered securities dealer, with an agreement by the seller to repurchase the security at an agreed price within a specified time. If the party agreeing to repurchase should default, a Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. A Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Portfolio’s net assets would be invested in illiquid investments.

•

Rule 144A securities — securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act.

•

Stock — as used in this Prospectus, “stock” refers to an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of stocks provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, stocks include, without limitation, preferred stocks, convertible securities and warrants. A Portfolio also may invest in, and gain exposure to, stocks through purchasing depositary receipts, such as ADRs.

•

U.S. government and agency securities — securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises. These include securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds and securities issued or guaranteed by U.S. government-sponsored enterprises or federal agencies, which have different levels of credit support. Securities issued or guaranteed by U.S. government-sponsored enterprises or federal agencies include securities backed by the full-faith-and-credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency or entity itself.

•

Variable, floating rate and inverse floating rate securities — variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The interest rate on an inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

•

Warrants — securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Portfolio would lose any amount it paid for the warrant.

•

Zero-coupon securities — a zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

Additional Information about Principal Investment Risks

This section provides additional information about each Portfolio’s principal investment risks described in the “Portfolio Summaries” section of the Prospectus. The value of your investment in a Portfolio may fall, sometimes sharply, and you could lose money. The descriptions appear in alphabetical order, not in order of importance, and each risk is described more fully following the table.

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio
Allocation risk	X
Bank obligations risk	X		X
Below investment grade bond risk			X
Capitalization risk	X			X
Credit risk		X	X
Currency risk			X
Epidemic or pandemic risk	X	X	X	X
Hedging risk			X
Income risk		X	X
Inflation risk	X	X	X	X
Interest rate risk		X	X
Investment style risk				X
Liquidity risk			X
Market risk (Permanent Portfolio)	X
Market risk (Short-Term Treasury Portfolio)		X
Market risk (Versatile Bond Portfolio)			X
Market risk (Aggressive Growth Portfolio)				X
Non-diversified fund risk	X
Prepayment and extension risk		X	X
Redemption risk	X		X
Repurchase agreement risk			X
Risks of in-kind redemptions	X
Risks of investing in foreign and emerging markets	X		X	X
Risks of investing in foreign government and supranational organization obligations			X
Risks of investing in preferred stocks			X
Risks of investments in aggressive growth stocks	X			X
Risks of investments in dollar assets	X
Risks of investments in gold and silver	X
Risks of investments in real estate and natural resource stocks	X
Risks of investments in Swiss franc assets	X
Security selection risk	X	X	X	X
U.S. government and agency securities risk	X	X	X
Warrant risk	X			X

•

Allocation risk (Permanent Portfolio) — because the Portfolio invests a fixed Target Percentage of its net assets in designated asset classes, the Portfolio has less flexibility in its investment strategy than other funds that are not subject to such limitations. It is possible that investment in the designated asset classes or the individual investments in the asset classes will cause the Portfolio to lose value or to underperform other funds with a similar investment objective.

•

Bank obligations risk (Permanent Portfolio and Versatile Bond Portfolio) — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

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Below investment grade bond risk (Versatile Bond Portfolio) — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Issuers of below investment grade bonds are not as strong financially as those issuing securities of higher credit quality. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Portfolio could lose its entire investment. The prices of below investment grade bonds fluctuate more than higher rated bonds. Prices are especially sensitive to developments affecting the issuer’s business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire below investment grade bond market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate below investment grade bonds often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, below investment grade bonds generally pose greater valuation risks. Substantial declines in the prices of below investment grade bonds can dramatically increase the yield of such securities. The decline in market prices generally reflects an expectation that an issuer may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Portfolio of losing some or part of its investment rather than any increase in income that the bond may pay to the Portfolio on its investment. The Portfolio may also from time to time hold defaulted securities or securities of issuers involved in bankruptcy or insolvency proceedings. As a result of such proceedings, the Portfolio may hold equity securities received in these proceedings.

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Capitalization risk (Permanent Portfolio and Aggressive Growth Portfolio) — to the extent a Portfolio emphasizes stocks of small-, mid-or large-capitalization companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Small-and mid-capitalization companies may also have shorter histories of operations than larger companies, fewer financial resources and an inability to raise additional capital, smaller customer bases and less diversified product lines, making them more susceptible to market pressure. Investments in the stocks of small-and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small-and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns.

Compared to small-and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

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Credit risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which a Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

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Currency risk (Versatile Bond Portfolio) — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions which involve certain special risks. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

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Epidemic or pandemic risk (All Portfolios) — health crises caused by outbreaks of disease such as the coronavirus pandemic (“COVID-19”) may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of COVID-19 and its subsequent variants, or other epidemics and pandemics that may arise in the future, could continue to, and may negatively affect, the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions may result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

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Hedging risk (Versatile Bond Portfolio) — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

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Income risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — because a Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or if the Portfolio experiences defaults on debt securities it holds. A Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

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Inflation risk (All Portfolios) — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Portfolio’s investments may not keep pace with inflation, which would generally adversely affect the real value of Portfolio shareholders’ investment in the Portfolio. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

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Interest rate risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — changes in interest rates will affect the value of a Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, a Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. During periods of very low interest rates, income from the Short-Term Treasury Portfolio’s investments may not be sufficient to offset its expenses.

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Investment style risk (Aggressive Growth Portfolio) — growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio’s focus on growth stocks increases the potential volatility of its share price. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

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Liquidity risk (Versatile Bond Portfolio) — certain of the Portfolio’s investments may be or become illiquid. An investment may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An illiquid investment may be difficult to value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Portfolio also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Portfolio. Liquidity risk may be heightened during periods of market volatility. Transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

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Market risk (Permanent Portfolio) — prices of the investments held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short-or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Events or circumstances, such as natural disasters, terrorism, war and other geopolitical events, trade, and tariff arrangements, can also have a dramatic adverse effect on the investments held by the Portfolio. Legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective. Changes in market conditions may not have the same impact on all investment categories. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer, group of issuers, or the market as a whole.

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Market risk (Short-Term Treasury Portfolio) — the value of the Portfolio’s assets will fluctuate as the U.S. government securities market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer, group of issuers, or the market as a whole.

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Market risk (Versatile Bond Portfolio) — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Events or circumstances, such as natural disasters, terrorism, war and other geopolitical events, trade, and tariff arrangements, can also have a dramatic adverse effect on the investments held by the Portfolio. Legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer, group of issuers, or the market as a whole.

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Market risk (Aggressive Growth Portfolio) — prices of the securities held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of a security to decline for short-or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Aggressive growth stock investments are subject to greater risk of price declines, especially during periods where the prices of U.S. stock market investments in general are declining, and events or circumstances, such as natural disasters, terrorism, war and other geopolitical events, trade, and tariff arrangements, can have a dramatic adverse effect on the securities held by the Portfolio. Legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective. When markets perform well, there can be no assurance that the Portfolio’s securities will participate in or otherwise benefit from the advance. In addition, the market and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact on a specific issuer, group of issuers, or the market as a whole.

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Non-diversified fund risk (Permanent Portfolio) — the Portfolio is classified as non-diversified. As such, the percentage of the Portfolio’s assets that may be invested in any single issuer or a few issuers is not limited by the 1940 Act. Investing a higher percentage of its assets in any one or a few issuers or types of investments could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers or types of investments.

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Prepayment and extension risk (Short-Term Treasury Portfolio and Versatile Bond Portfolio) — a security held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and a Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines. Floating rate securities can be less sensitive to these risks.

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Redemption risk (Permanent Portfolio and Versatile Bond Portfolio) — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets. A Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

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Repurchase agreement risk (Versatile Bond Portfolio) — the obligations of a counterparty to a repurchase agreement are not guaranteed. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Portfolio’s right to control the collateral. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Portfolio may suffer delays, incur costs and lose money in exercising its rights.

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Risks of in-kind redemptions (Permanent Portfolio) — to avoid liability for corporate federal income tax, the Portfolio must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Portfolio do not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. To try to reduce the risk of this potential adverse tax result, the Trust, if administratively feasible, may require redeeming shareholders in the Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

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Risks of investing in foreign and emerging markets (Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio) — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Foreign securities may experience greater price volatility and significantly lower liquidity than securities of U.S. companies. Reduced liquidity may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Transaction costs in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be publicly available about non-U.S. issuers than is available about most U.S. issuers. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as a Portfolio than that provided by U.S. laws. Additionally, legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. Investing in emerging market securities may involve higher levels of each of these risks. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Risks of investing in foreign government and supranational organization obligations (Versatile Bond Portfolio) — no established secondary markets may exist for many foreign government and supranational organization obligations. Reduced secondary market liquidity may have an adverse effect on the market price of such instruments and the Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for these obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. By investing in foreign government obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, may also affect the government’s ability to honor its obligations. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds. For example, remedies from defaults on certain foreign government obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of foreign government obligations may be substantially different from those applicable to issuers of private debt obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

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Risks of investing in preferred stocks (Versatile Bond Portfolio) — preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations of the issuer are first met. Preferred stocks therefore may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. Preferred stocks may be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline.

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Risks of investments in aggressive growth stocks (Permanent Portfolio and Aggressive Growth Portfolio) — investments in aggressive growth stocks are subject to market risk, capitalization risk, and risk of investments in foreign securities. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. or foreign stock market investments in general are declining.

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Risks of investments in dollar assets (Permanent Portfolio) — investments in debt securities are generally subject to interest rate risk, credit risk, income risk, and prepayment and extension risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s dollar assets. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. Credit risk is the risk that an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which the Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal. The Portfolio’s dollar assets are also subject to income risk. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return. In addition to income risk, if a security held by the Portfolio is called or paid off by the issuer more quickly than originally anticipated, the Portfolio may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines. Floating rate securities can be less sensitive to prepayment and extension risk.

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Risks of investments in gold and silver (Permanent Portfolio) — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver have fluctuated widely over the past several years. If gold and silver markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the Portfolio’s performance may be significantly impacted. There is no assurance that gold will maintain its long-term value in terms of future purchasing power. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, change in the attitude of speculators and investors towards gold, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment and trading activities of market participants, including hedge funds or speculators, commodity funds and exchange traded funds, hedging activity by producers, currency exchange rates, interest rates, income growth, economic output, and monetary and other economic policies of various governments. The official sector holds a significant amount of gold, most of which is static, meaning that it is held in vaults and is not bought, sold, leased or swapped or otherwise mobilized in the open market. A number of central banks have sold portions of their gold over the past ten years, with the result that the official sector, taken as a whole, has been a net supplier to the open market. Since 1999, most sales have been made in a coordinated manner under the terms of the Central Bank Gold Agreement, as amended, or “CBGA,” under which 21 of the world’s major central banks (including the European Central Bank) agree to limit the level of their gold sales and lending to the market. In the event that future economic, political or social conditions or pressures require members of the official sector to liquidate their gold assets all at once or in an uncoordinated manner, the demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market. Consequently, the price of gold could decline significantly. The possibility of large-scale distress sales of gold by investors in times of crisis also may have a negative impact on the price of gold. For example, the 1998 Asian financial crisis resulted in significant sales of gold by individuals which depressed the price of gold. Crises in the future may impair gold’s price performance. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. While gold and silver are used to preserve wealth by investors around the world, there is no assurance that gold or silver will maintain its long-term value in terms of future purchasing power. Furthermore, although gold and silver have been used as portfolio diversifiers due to their historically low-to-negative correlation with stocks and bonds, diversification does not ensure against, nor can it prevent against, risk of loss. The gold and silver bullion and bullion-type coins held by the Portfolio’s subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The gold and silver custody operations of the subcustodian are not subject to specific governmental regulatory supervision. The subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. Neither the custodian nor any subcustodian will be liable to the Portfolio in the event that any gold or silver otherwise properly inspected by the subcustodian does not meet these purity standards. If the Portfolio purchases gold or silver of inferior quality, the Portfolio may not be able to recover damages from the seller or any other third party. Any of these events may adversely affect the Portfolio and consequently, an investment in the shares of the Portfolio. The Portfolio does not insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. Thus, for example, any losses due to acts beyond the control of the custodian or any subcustodian such as acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters will be sustained by the Portfolio. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. The custodian and the subcustodian maintain insurance with regard to its business on such terms and conditions as it considers appropriate. The Portfolio is not a beneficiary of any such insurance and does not have the ability to dictate the existence, nature or amount of coverage. In addition, the Trust’s custodian contract does not require sub-custodians to be insured or bonded with respect to their custodial activities or in respect of the gold or silver held by them on behalf of the Trust. Therefore, there can be no assurance that the custodian or subcustodian will maintain adequate insurance or any insurance with respect to the gold and silver held by the subcustodian on behalf of the Portfolio. Further, shareholders’ legal recourse against the Trust, the custodian and any sub-custodians is limited. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion-type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Internal Revenue Code of 1986, as amended (“Code”), that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources, except to the extent that the Portfolio has invested in bullion as a hedge with respect to investment in the securities of companies engaged in mining gold or silver. Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

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Risks of investments in real estate and natural resource stocks (Permanent Portfolio) — investments in real estate and natural resource stocks are subject to market risk, capitalization risk, and risk of investments in foreign securities. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions. Real estate-related investments, such as stocks of real estate-related companies, real estate investment trusts (“REITs”) and related instruments, will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. Additionally, investments in REITs involve other risk factors, including poor performance by the REIT’s manager, changes to the tax laws and self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Code, or to maintain their exemption from registration under the 1940 Act. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small-to mid-cap securities and are subject to the risks of investing in small-to mid-cap securities. REITs are subject to management fees and other expenses, and so to the extent that the Portfolio invests in REITs the Portfolio will bear its proportionate share of the costs of the REITs’ operations. Investments in natural resource companies can be significantly affected by events relating to international political and economic developments (e.g., war, regime changes and changes in economic activity levels), expropriation or other confiscation, population growth and changing demographics, energy conservation, the success of exploration projects, global commodity prices, adverse international monetary policies, tax and other government regulations, and natural phenomena around the world, such as drought, floods and other adverse weather conditions and livestock disease. The Russian attack on, and war in, Ukraine, has created significant volatility in global agricultural, commodity and energy markets as a consequence, which may impact economies globally in uncertain manners, particularly with respect to natural resource commodities. Specifically, cyclical industries can be significantly affected by general economic trends, including employment, economic growth, interest rates, changes in consumer sentiment and spending, global commodity prices, legislation, government regulation and spending, import controls and worldwide competition and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Furthermore, the natural resources industries and funds that focus their investments in such industries can also be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Finally, investments in natural resources industries are subject to the risk that the performance of such industries may not correlate with broader equity market returns or with returns on natural resources investments to the extent expected by the investment adviser.

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Risks of investments in Swiss franc assets (Permanent Portfolio) — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate may adversely affect the value (in U.S. dollar terms) of the Portfolio’s Swiss franc assets. The Swiss franc has shown cyclical periods of strength and weakness against the U.S. dollar, and will likely continue to do so. The performance of the Swiss franc versus the U.S. dollar may be prolonged or amplified by slow growth or other negative developments affecting the European economy.

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Security selection risk (All Portfolios) — securities selected for a Portfolio may perform differently than expected. The Portfolios are actively managed and could experience losses if the investment adviser’s judgments about markets, interest rates, or the attractiveness, relative values, liquidity or potential appreciation of particular investments made for a Portfolio’s portfolio prove to be incorrect.

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U.S. government and agency securities risk (Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio) — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and-credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

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Warrant risk (Permanent Portfolio and Aggressive Growth Portfolio) — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

Information about Additional Risk Factors and Special Considerations

The following is a list of additional risks to which the Trust’s Portfolios may be subject. Unless otherwise indicated, each risk applies to all Portfolios of the Trust. Investors should review carefully the risks and other special considerations associated with an investment in any of the Trust’s Portfolios.

Recent market conditions

Markets around the world changed swiftly and dramatically as an initial response to the outbreak and subsequent spread of COVID-19, and the government and societal responses thereto. Markets have continued to be impacted by longer-term effects of COVID-19 and its subsequent variants. As more fully described elsewhere in this Prospectus, the Trust’s operations and the liquidity, valuation and investment performance of the Trust’s Portfolio’s may be negatively impacted by further disruptions of unknown nature, extent, and duration in any number of ways due to, or in part to, COVID-19, its variants, or other epidemics or pandemics that may arise in the future. The outbreak, and resultant global public and private sector responses have led to substantial portions of the populations of many nations continuing to work from home, as well as temporary or permanent layoffs, disruptions in supply chains and lack of availability of certain resources and goods, which continue to impact overall trade and commerce and many specific industries. While many of these conditions have since normalized, some remain as risk factors. Financial markets have experienced extreme volatility at times since the beginning of the pandemic, including impacts on liquidity in many investments. To the extent these conditions persist for a longer period of time, evolving economic fundamentals may contribute to additional volatility and increased risk of default or insolvency of particular companies, stress on financial institutions, widened credit spreads and reduced credit ratings, inflation and/or general negative impacts on investor sentiment. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Trust’s Portfolios invest. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in a rapid and significant expansion of public debt, including in the U.S. The ultimate impact of these measures, and whether they will be effective to mitigate the economic and market disruption caused by COVID-19 and its variants, may not be known for some time.

Prices of U.S. equity securities increased substantially over the last decade, but more recently have declined in light of the many uncertainties in today’s markets. The economies of many other nations are weaker than that of the U.S., and economic weakness of U.S. trading partners may harm long-term growth in the U.S. Interest rates in the United States are higher than many nations, and higher interest rates may strengthen the U.S. dollar, which may harm U.S. companies that rely significantly on exports. Many market participants have also expressed concern that with the enormous number of investments in passive products following certain indices or market sectors, the securities that make up those indices have been artificially inflated in value.

High public debt in the United States and other countries creates ongoing systemic and market risks, and policy uncertainty. Further, interest rates had been unusually low in the U.S. and abroad over the last decade, but beginning in March 2022, the U.S. Federal Reserve began increasing interest rates at an accelerating rate, accompanied by an increase in volatility. Given the aggressive rise in inflationary pressures over the last couple of years, interest rate volatility and higher interest rates may exist for some time. Although the U.S. government has honored its credit obligations to date, it remains possible that the United States could default on its obligations in the future. While it is impossible to predict the consequences of such unprecedented events, whether brought about by U.S. policy makers or by dislocations in world markets, it is likely that a default by the United States and/or a condition of either negative or higher, more volatile interest rates would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of Portfolio investments.

Conversely, efforts to stimulate economic activity, including significant public borrowing, has led to an increase in economic activity and higher inflation, a condition where the general prices of goods and services increase over time. Should such an environment continue for some time, inflation will result in reductions of purchasing power with resulting negative economic effects, particularly on values of fixed-income securities or the profit margins of equity securities. If efforts to stimulate an economy do not reduce unemployment levels but result in inflation, pressures from stagnant economic growth and inflation together can result in a circumstance referred to as stagflation, where purchasing power declines and unemployment remains or rises, with resulting negative impact on securities markets. Inflation has been cited as a factor in recently heightened interest rate volatility.

National economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the possibility of changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time.

Political, diplomatic, and military events, including those in Ukraine, Russia, North Korea, Venezuela, Iran, Syria and other areas of the Middle East, and nationalist unrest in Europe, China, and South America, may also cause market and economic disruptions that are unforeseen and significant. For example, the Ukraine conflict with Russia resulted in disruptions in a number of asset classes such as equities, bonds, and certain commodities, including agricultural and energy assets. Further, equity markets in the United States and China appear extremely sensitive to the outlook for U.S.-China relations.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted, and may in the future, disrupt markets in the United States and around the world. If one or more countries leave the EU, or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement regarding the economic relationship between the UK and the EU. While the full impact of Brexit is unknown, Brexit has already resulted in some disruption of the UK’s economy, trade with the U.S. and volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s longer-term ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. These events and the resulting market volatility may have an adverse effect on the performance of the Trust’s Portfolios.

To the extent the U.S. Federal Reserve continues to raise the federal funds rate and/or “tapers,” or reduces the amount of securities it purchases pursuant to quantitative easing, interest rates would be expected to continue to rise, which could further expose fixed income and related markets to heightened volatility, and could cause the value of a Portfolio’s related investments and net asset value to decline, potentially suddenly and significantly. High market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Conversely, actions taken by the U.S. Federal Reserve to stimulate or stabilize economic growth, such as lowered federal funds rates or interventions in currency markets, could also cause high volatility and lowered liquidity in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their businesses, their securities prices and their viability as trading partners for U.S. companies.

The U.S. has implemented significant new investments in infrastructure which, coupled with other COVID-19 related stimulus, has led to even further increases in government borrowing. The U.S. also may consider significant changes in federal taxes and tax policies. While unlikely at this time, as such proposed measures go through the political process, the equity and debt markets may react strongly and to a significant degree to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Political maneuvering within the United States at times has resulted, and may in the future result, in failed financing, spending or budgeting agreements, including a shutdown or reduction of government services, which could negatively affect investor and consumer confidence, financial markets and the broader U.S. economy, while also decreasing the value of many Portfolio investments and increasing uncertainty in or impairing the operation of the U.S. or other securities markets.

Tax status risk

Each Portfolio intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company under Subchapter M of chapter 1 of the Code (“RIC”). If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which each Portfolio of the Trust considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.

Illiquid investments risk

Each Portfolio may invest a maximum of 15% of its respective net assets in investments which are not readily marketable (i.e., illiquid investments). An illiquid investment may be difficult to value and a Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them.

Certain investments that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Market prices for illiquid investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Portfolio’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Cybersecurity and operational risk

The Trust and its service providers, and shareholders’ ability to transact with the Trust, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause the Trust or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Such incidents could cause a Portfolio, the investment adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value. Cyber-events have the potential to materially affect the Portfolios, the investment adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Trust has established risk management systems reasonably designed to seek to reduce these risks. It is not possible for the Trust or its service providers to identify all of the operational risks that may affect the Portfolios or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Portfolios invest are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Portfolios invest, leading to significant loss of value.

Unusual features

The Trust’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

Descriptions of Market Indexes

The FTSE 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. The index reflects reinvested interest, but does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Bloomberg Global Aggregate Bond Index is a market-capitalization weighted, broad-based measure of global, government-related, treasury, corporate and securitized fixed income investments. The Bloomberg Global Aggregate (Excluding Securitized) Bond Index, which excludes securitized fixed income investments, is a sub-index of the Bloomberg Global Aggregate Bond Index and has characteristics relevant to the Versatile Bond Portfolio’s investment strategies after May 30, 2012. (The Bloomberg Global Aggregate (Excluding Securitized) Bond Index commenced on September 30, 2002. Performance of the Index for periods prior to September 30, 2002, are calculated using the return data of the Bloomberg Global Aggregate Bond Index through September 29, 2002 and the return data of the Bloomberg Global Aggregate (Excluding Securitized) Bond Index since September 30, 2002.) The indexes reflects reinvested interest, but do not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The index reflects reinvested dividends, but does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The S&P 500 is a market capitalization weighted index of common stocks and also represents an unmanaged portfolio. The index reflects reinvested dividends, but does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

TAX PLANNING POLICIES

Tax Planning

Each Portfolio, to the extent consistent with its investment objective, seeks to hold appreciated investments for at least the minimum period required for sales thereof to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed to individual shareholders at favorable rates that apply to long-term capital gain (at a maximum rate of 20% or less depending on the individual’s tax bracket). Dividends attributable to a Portfolio’s net investment income (other than qualified dividend income) and net short-term capital gain are taxable at higher ordinary income tax rates.

Each Portfolio also attempts, in furtherance of its investment objective, to manage its investments to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders until such appreciation is realized upon sale of such investments. To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and to the extent consistent with its investment policy, offset realized taxable gains on sales of investments that have risen in price by realizing tax losses from sales of investments that have fallen in price. In addition, Permanent Portfolio and Versatile Bond Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

Dividends and Tax Planning

Under the Code, a Portfolio is required to pay as dividends for each taxable year at least the sum of 90% of its investment company taxable income (which generally consists of net investment income, net short-term gain, and net gains and losses from foreign currency transactions) and 90% of its net exempt interest income to qualify for tax treatment as a RIC. (If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Trust considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.) Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year. This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income from one taxable year to the next and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income (except to the extent they are attributable to “qualified dividend income”), as described below. For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general.

Qualifying as a RIC permits each Portfolio to deduct its distributions to shareholders of its net investment income and net capital gains, thereby avoiding corporate federal income tax on the income and gains so distributed. Under the federal income tax law, “distributions” include not only dividends paid, but also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a dividend of net income or gain realized by the Portfolio. By using this permitted method of calculating dividends paid, each Portfolio also is able to reduce the amount of income that is distributed as dividends to shareholders who have not redeemed their shares.

The amount of a Portfolio’s investment company taxable income and net capital gain that is distributed through redemption payments rather than as dividends is reflected for financial accounting purposes in the Portfolio’s net asset value (“NAV”) per share until it is distributed. Thus, while a Portfolio’s dividend policy may reduce a shareholder’s tax burden on his or her share of a Portfolio’s realized net income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in NAV) on his or her investment. Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its NAV and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s NAV per share.

Shareholders may benefit from the Trust’s dividend policy, depending upon their personal tax circumstances. This benefit may be reduced if a Portfolio is subject to the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Trust’s dividend policy, since the amounts of a Portfolio’s net income and realized gains that are not distributed until the end of each year remain invested in the Portfolio, without any reduction by current federal income tax. (Shareholders should note, however, that this benefit is achieved by deferring, not by eliminating, the payment of taxes; thus, the overall benefit may be small for a shareholder who holds his or her shares for only a few years or less).

A Portfolio will incur a federal excise tax of 4% to the extent that it does not distribute by the end of any calendar year at least 98% of its net income for that year and 98.2% of its capital gains, if any, for the one-year period ending on October 31 of that year. This tax reduces the benefit of not distributing all of a Portfolio’s net investment income and realized gains. Such undistributed amounts would be retained by the Portfolio and reinvested to earn further income and gains.

MANAGEMENT

The Trust

Prior to May 27, 2016, the Portfolios were organized as series of a Maryland corporation, and all references to the Trust and Portfolios include that corporation and those series.

Investment Adviser and Portfolio Manager

Investment Adviser

The Trust retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an Investment Advisory Contract, dated January 21, 2016 (“Contract”). Pacific Heights, whose address is 600 Montgomery Street, Suite 4100, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights commenced providing investment advisory services to Permanent Portfolio Family of Funds, Inc., a Maryland corporation and the Trust’s predecessor on May 1, 2003, and its business has since consisted solely of managing the Portfolios. Michael J. Cuggino is the President, Chief Executive Officer and manager of Pacific Heights, as well as the sole trustee of the sole member of Pacific Heights.

The Investment Adviser is responsible for the investment and reinvestment of each Portfolio’s assets. It formulates and implements a continuous investment program for each Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions. The Investment Adviser also is responsible for the day-to-day administration of the Trust’s and Portfolios’ activities. All activities undertaken by the Investment Adviser on behalf of the Trust are subject to the general oversight of the Trust’s Board of Trustees.

The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Trust, for each calendar year at the following annual rates as a percentage of average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

(a)	1.1875% of the first $200 million of the Portfolio’s average daily net assets;

(b)	.8750% of the next $200 million of the Portfolio’s average daily net assets;

(c)	.8125% of the next $200 million of the Portfolio’s average daily net assets; and

(d)	.7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 13, 2022 (“Waiver Agreement”), effective through June 1, 2024 for Short-Term Treasury Portfolio and Versatile Bond Portfolio, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to the Short-Term Treasury Portfolio and the Versatile Bond Portfolio, such that the Advisory Fee paid by each Portfolio does not exceed an annual rate of .6250% of the Portfolio’s average daily net assets. Neither the Trust nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement.

For the fiscal year ended January 31, 2023, Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid to the Investment Adviser (after any contractual waivers) investment advisory fees of .79%, .63%, .63% and 1.19%, respectively.

In addition to the Advisory Fee, each Portfolio pays all fees, costs, expenses and allowances relating to the Portfolio’s investments, including interest on borrowings, if any; all taxes payable by the Portfolio; all brokerage commissions and other charges in the purchase and sale of the Portfolio assets; all fees and expenses of trustees of the Trust, including fees and disbursements to counsel to the Trust’s independent trustees; payments pursuant to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and all extraordinary fees, costs and expenses of the Trust or any Portfolio, including any fees, costs and expenses associated with litigation, government investigations or administrative proceedings, including the costs of any settlements. Pursuant to the Contract, Pacific Heights bears all of the Portfolios’ other ordinary operating expenses, which may include charges by the Trust’s transfer agent, charges by the Trust’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, if any, rent and occupancy, printing, postage and general administrative expense. Pacific Heights also bears the Portfolios’ distribution expenses, to the extent not covered by payments made under the Portfolios’ Rule 12b-1 plan of distribution, and may also pay fees to financial intermediaries to compensate them for services they provide to the Trust’s shareholders, such services including but are not limited to, performing recordkeeping, sub-accounting services and transaction processing, delivering Portfolio documents to shareholders and providing information about the Portfolios to shareholders.

All fees and expenses payable by the Trust pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Trust’s Portfolios in proportion to their net assets.

A discussion regarding the basis for the Trust’s Board of Trustee’s continuation of the Contract may be found in the Trust’s Annual Report to Shareholders for the year ended January 31, 2023.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Nothing in this Prospectus, the SAI or the Trust’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Trust enters into contractual arrangements with various parties, including, among others, the Investment Adviser, who provide services to the Portfolios. Shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any Portfolio with any service provider or other agent to, or contractor with, the Trust or a Portfolio, including, without limitation, any third party beneficiary rights.

Portfolio Manager

Mr. Cuggino has been the portfolio manager of each Portfolio since 2003. Mr. Cuggino is responsible for overseeing the day-to-day management of the Portfolios, as well as setting each Portfolio’s overall investment strategy. Mr. Cuggino has also served as a trustee of the Trust (and a director of the Trust’s predecessor) since 1998, as its President since 2003, as its Treasurer from 1993 to 2007 and as its Secretary since 2006. Prior to his organization of Pacific Heights, he served as a consultant to World Money Managers, the Trust’s former investment adviser, from 1991 to 2003. Additional information regarding Mr. Cuggino’s compensation, other accounts he manages, his ownership of Portfolio shares and possible conflicts of interest is available in the SAI.

Other Service Providers

Distributor

The Trust’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of Foreside Financial Group, LLC. The Distributor is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares in each of the Portfolios are offered on a continuous basis by the Distributor. The Distributor’s primary offices are located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Correspondence with the Distributor should be addressed to Permanent Portfolio Family of Funds, c/o Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Custodian

The Trust’s custodian is State Street Bank and Trust Company (“Custodian”). The Custodian’s primary offices are located at One Congress Street, Suite One, Boston, Massachusetts 02114. Correspondence with the Custodian should be addressed to Permanent Portfolio Family of Funds, c/o State Street Bank and Trust Company, One Congress Street, Suite One, Boston, Massachusetts 02114.

Transfer Agent and Dividend-Disbursing Agent

The Trust’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Transfer Agent”). The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Transfer Agent should be addressed to Permanent Portfolio Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201.

FINANCIAL HIGHLIGHTS

These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by Tait, Weller & Baker, LLP, the Trust’s independent registered public accounting firm, whose report dated March 29, 2023, along with the Trust’s financial statements, is included in the Trust’s Annual Report to Shareholders. The Trust’s Annual Report to Shareholders is available, without charge and upon request, from the Trust’s Shareholder Services Office and on the Trust’s website at www.permanentportfoliofunds.com.

Permanent Portfolio®		Year Ended January 31,

Class I Shares (PRPFX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$48.13	$46.15	$40.96	$38.07	$42.01

Income (loss) from investment operations
Net investment income(2)	.31	.12	.31	.39	.37
Net realized and unrealized gain (loss) on investments and foreign currencies(3)	.68	2.88	7.36	3.65	(1.52)

Total income (loss) from investment operations	.99	3.00	7.67	4.04	(1.15)

Less distributions from
Net investment income	(.14)	(.18)	(.43)	(.39)	(.31)
Net realized gain on investments	(.59)	(.84)	(2.05)	(.76)	(2.48)

Total distributions	(.73)	(1.02)	(2.48)	(1.15)	(2.79)

Net asset value, end of year	$48.39	$48.13	$46.15	$40.96	$38.07

Total return(4)	2.13%	6.44%	18.85%	10.73%	(2.47)%

Ratios / supplemental data
Net assets, end of year (in thousands)	$2,875,001	$2,825,470	$2,367,139	$1,926,723	$1,969,888

Portfolio turnover rate	27.58%	29.47%	41.03%	15.26%	18.62%
Ratio of expenses to average net assets	.82%	.81%	.83%	.85%	.84%
Ratio of net investment income to average net assets	.67%	.25%	.72%	.97%	.93%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Permanent Portfolio®		Year Ended January 31,

Class A Shares (PRPDX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$47.92	$45.98	$40.86	$37.99	$41.94

Income (loss) from investment operations
Net investment income (loss)(2)	.19	(.01)	.16	.27	.26
Net realized and unrealized gain (loss) on investments and foreign currencies(3)	.68	2.87	7.37	3.66	(1.50)

Total income (loss) from investment operations	.87	2.86	7.53	3.93	(1.24)

Less distributions from
Net investment income	(.01)	(.08)	(.36)	(.30)	(.23)
Net realized gain on investments	(.59)	(.84)	(2.05)	(.76)	(2.48)

Total distributions	(.60)	(.92)	(2.41)	(1.06)	(2.71)

Net asset value, end of year	$48.19	$47.92	$45.98	$40.86	$37.99

Total return(4)	1.87%	6.18%	18.56%	10.45%	(2.70)%

Ratios / supplemental data
Net assets, end of year (in thousands)	$33,723	$48,095	$25,918	$9,752	$6,444

Portfolio turnover rate	27.58%	29.47%	41.03%	15.26%	18.62%
Ratio of expenses to average net assets	1.07%	1.06%	1.08%	1.10%	1.09%
Ratio of net investment income (loss) to average net assets	.41%	(.02)%	.36%	.68%	.65%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income (loss) is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Permanent Portfolio®		Year Ended January 31,

Class C Shares (PRPHX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$47.04	$45.40	$40.45	$37.67	$41.68

Income (loss) from investment operations
Net investment loss(2)	(.15)	(.38)	(.14)	(.03)	(.04)
Net realized and unrealized gain (loss) on investments and foreign currencies(3)	.64	2.86	7.24	3.63	(1.48)

Total income (loss) from investment operations	.49	2.48	7.10	3.60	(1.52)

Less distributions from
Net investment income	—	—	(.10)	(.06)	(.01)
Net realized gain on investments	(.59)	(.84)	(2.05)	(.76)	(2.48)

Total distributions	(.59)	(.84)	(2.15)	(.82)	(2.49)

Net asset value, end of year	$46.94	$47.04	$45.40	$40.45	$37.67

Total return(4)	1.09%	5.41%	17.67%	9.62%	(3.43)%

Ratios / supplemental data
Net assets, end of year (in thousands)	$36,537	$30,038	$13,315	$6,314	$4,047

Portfolio turnover rate	27.58%	29.47%	41.03%	15.26%	18.62%
Ratio of expenses to average net assets	1.82%	1.81%	1.83%	1.85%	1.84%
Ratio of net investment loss to average net assets	(.33)%	(.78)%	(.34)%	(.07)%	(.09)%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment loss is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Short-Term Treasury Portfolio		Year Ended January 31,

Class I Shares (PRTBX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$64.22	$64.92	$65.07	$65.06	$64.77

Income (loss) from investment operations
Net investment income (loss)(2)	.46	(.37)	(.02)	1.06	.75
Net realized and unrealized gain (loss) on investments(3)	(1.33)	(.33)	.01	.02	.08

Total income (loss) from investment operations	(.87)	(.70)	(.01)	1.08	.83

Less distributions from
Net investment income	—	—	(.14)	(1.07)	(.54)

Total distributions	—	—	(.14)	(1.07)	(.54)

Net asset value, end of year	$63.35	$64.22	$64.92	$65.07	$65.06

Total return(4)	(1.35)%	(1.08)%	(.02)%	1.66%	1.28%

Ratios / supplemental data
Net assets, end of year (in thousands)	$12,067	$12,503	$13,159	$12,630	$15,930

Portfolio turnover rate	—%	—%	48.08%	55.42%	81.53%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.65%	.65%	.66%	.66%	.72%
Before Advisory Fee waiver	1.21%	1.21%	1.22%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After Advisory Fee waiver	.72%	(.57)%	(.02)%	1.62%	1.15%
Before Advisory Fee waiver	.16%	(1.13)%	(.58)%	1.05%	.64%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income (loss) is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Versatile Bond Portfolio		Year Ended January 31,

Class I Shares (PRVBX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$64.87	$64.50	$61.75	$58.30	$57.29

Income (loss) from investment operations
Net investment income(2)	1.46	1.00	2.37	2.01	1.99
Net realized and unrealized gain (loss) on investments(3)	(3.03)	(.07)	3.41	2.97	—

Total income (loss) from investment operations	(1.57)	.93	5.78	4.98	1.99

Less distributions from
Net investment income	(1.11)	(.56)	(3.03)	(1.53)	(.98)

Total distributions	(1.11)	(.56)	(3.03)	(1.53)	(.98)

Net asset value, end of year	$62.19	$64.87	$64.50	$61.75	$58.30

Total return(4)	(2.39)%	1.43%	9.43%	8.58%	3.51%

Ratios / supplemental data
Net assets, end of year (in thousands)	$88,096	$119,167	$6,671	$21,335	$9,359

Portfolio turnover rate	25.68%	34.70%	29.89%	52.51%	40.36%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.65%	.64%	.67%	.66%	.82%
Before Advisory Fee waiver	1.21%	1.20%	1.23%	1.22%	1.22%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	2.34%	1.53%	3.85%	3.30%	3.43%
Before Advisory Fee waiver	1.78%	.97%	3.29%	2.74%	3.03%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Versatile Bond Portfolio		Year Ended January 31,

Class A Shares (PRVDX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$64.69	$64.38	$61.72	$58.27	$57.27

Income (loss) from investment operations
Net investment income(2)	1.32	.87	2.21	1.85	1.84
Net realized and unrealized gain (loss) on investments(3)	(3.04)	(.11)	3.41	2.96	.01

Total income (loss) from investment operations	(1.72)	.76	5.62	4.81	1.85

Less distributions from
Net investment income	(.95)	(.45)	(2.96)	(1.36)	(.85)

Total distributions	(.95)	(.45)	(2.96)	(1.36)	(.85)

Net asset value, end of year	$62.02	$64.69	$64.38	$61.72	$58.27

Total return(4)	(2.63)%	1.17%	9.18%	8.29%	3.26%

Ratios / supplemental data
Net assets, end of year (in thousands)	$135	$121	$55	$13	$12

Portfolio turnover rate	25.68%	34.70%	29.89%	52.51%	40.36%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.90%	.89%	.92%	.91%	1.07%
Before Advisory Fee waiver	1.46%	1.45%	1.48%	1.47%	1.47%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	2.13%	1.32%	3.49%	3.05%	3.16%
Before Advisory Fee waiver	1.56%	.76%	2.93%	2.49%	2.76%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Versatile Bond Portfolio		Year Ended January 31,

Class C Shares (PRVHX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$63.94	$63.86	$61.55	$58.14	$57.18

Income (loss) from investment operations
Net investment income(2)	.87	.34	1.76	1.38	1.39
Net realized and unrealized gain (loss) on investments(3)	(3.03)	(.07)	3.34	2.96	.02

Total income (loss) from investment operations	(2.16)	.27	5.10	4.34	1.41

Less distributions from
Net investment income	(.59)	(.19)	(2.79)	(.93)	(.45)

Total distributions	(.59)	(.19)	(2.79)	(.93)	(.45)

Net asset value, end of year	$61.19	$63.94	$63.86	$61.55	$58.14

Total return(4)	(3.36)%	.43%	8.35%	7.49%	2.49%

Ratios / supplemental data
Net assets, end of year (in thousands)	$708	$375	$33	$12	$11

Portfolio turnover rate	25.68%	34.70%	29.89%	52.51%	40.36%
Ratio of expenses to average net assets:
After Advisory Fee waiver	1.65%	1.64%	1.67%	1.66%	1.82%
Before Advisory Fee waiver	2.21%	2.20%	2.23%	2.22%	2.22%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	1.43%	.52%	2.84%	2.30%	2.41%
Before Advisory Fee waiver	.87%	(.04)%	2.28%	1.74%	2.01%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Aggressive Growth Portfolio		Year Ended January 31,

Class I Shares (PAGRX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$74.06	$71.07	$57.99	$56.68	$67.54

Income (loss) from investment operations
Net investment income (loss)(2)	.23	(.12)	.17	.28	.14
Net realized and unrealized gain (loss) on investments(3)	(7.01)	8.67	23.42	6.28	(4.85)

Total income (loss) from investment operations	(6.78)	8.55	23.59	6.56	(4.71)

Less distributions from
Net investment income	(.16)	(.04)	(.11)	(.31)	(.11)
Net realized gain on investments	(4.20)	(5.52)	(10.40)	(4.94)	(6.04)

Total distributions	(4.36)	(5.56)	(10.51)	(5.25)	(6.15)

Net asset value, end of year	$62.92	$74.06	$71.07	$57.99	$56.68

Total return(4)	(8.55)%	11.29%	41.39%	11.91%	(6.68)%

Ratios / supplemental data
Net assets, end of year (in thousands)	$29,715	$35,957	$31,039	$24,796	$24,961

Portfolio turnover rate	.13%	4.30%	7.89%	2.52%	9.98%
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets	.36%	(.14)%	.27%	.47%	.23%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income (loss) is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Aggressive Growth Portfolio		Year Ended January 31,

Class A Shares (PAGDX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$73.81	$70.99	$57.99	$56.53	$67.47

Income (loss) from investment operations
Net investment income (loss)(2)	.07	(.32)	.01	.15	(.01)
Net realized and unrealized gain (loss) on investments(3)	(6.98)	8.66	23.39	6.25	(4.84)

Total income (loss) from investment operations	(6.91)	8.34	23.40	6.40	(4.85)

Less distributions from
Net investment income	—	—	—	—	(.05)
Net realized gain on investments	(4.20)	(5.52)	(10.40)	(4.94)	(6.04)

Total distributions	(4.20)	(5.52)	(10.40)	(4.94)	(6.09)

Net asset value, end of year	$62.70	$73.81	$70.99	$57.99	$56.53

Total return(4)	(8.78)%	11.01%	41.05%	11.63%	(6.90)%

Ratios / supplemental data
Net assets, end of year (in thousands)	$98	$131	$96	$68	$309

Portfolio turnover rate	.13%	4.30%	7.89%	2.52%	9.98%
Ratio of expenses to average net assets	1.46%	1.46%	1.46%	1.48%	1.48%
Ratio of net investment income (loss) to average net assets	.11%	(.39)%	.02%	.26%	(.02)%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment income (loss) is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

Aggressive Growth Portfolio		Year Ended January 31,

Class C Shares (PAGHX)(1)	2023	2022	2021	2020	2019

Net asset value, beginning of year	$70.33	$68.35	$56.54	$55.64	$66.95

Income (loss) from investment operations
Net investment loss(2)	(.38)	(.91)	(.45)	(.31)	(.48)
Net realized and unrealized gain (loss) on investments(3)	(6.70)	8.41	22.66	6.15	(4.79)

Total income (loss) from investment operations	(7.08)	7.50	22.21	5.84	(5.27)

Less distributions from
Net realized gain on investments	(4.20)	(5.52)	(10.40)	(4.94)	(6.04)

Total distributions	(4.20)	(5.52)	(10.40)	(4.94)	(6.04)

Net asset value, end of year	$59.05	$70.33	$68.35	$56.54	$55.64

Total return(4)	(9.46)%	10.20%	39.98%	10.80%	(7.60)%

Ratios / supplemental data
Net assets, end of year (in thousands)	$126	$139	$69	$49	$47

Portfolio turnover rate	.13%	4.30%	7.89%	2.52%	9.98%
Ratio of expenses to average net assets	2.21%	2.21%	2.21%	2.23%	2.23%
Ratio of net investment loss to average net assets	(.64)%	(1.14)%	(.74)%	(.53)%	(.77)%

(1)	Information contained herein is for each share of capital stock outstanding throughout each year.
(2)	Net investment loss is based on average shares outstanding during the year.
(3)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses.

YOUR INVESTMENT

Choosing a Share Class

A Shares, C Shares and I Shares

All classes of each Portfolio share the same investment objective, strategies and investments, but the different share classes have different expense structures and eligibility requirements. Class A shares are sold with a front-end sales charge, which may be reduced or waived, as discussed below. Class A and Class C shares’ cost structure includes a plan pursuant to Rule 12b-1 under the 1940 Act that allows the payment of fees for the sale, distribution and/or service of their shares (“Rule 12b-1 fees”). Class I shares do not bear any Rule 12b-1 fees. You should choose the class with the expense structure that best meets your needs and for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Portfolio(s) in the future. Your financial representative can help you decide which share class is appropriate for you.

Class A

•	A front-end sales charge which may be reduced or waived, as described in the section “How Sales Charges are Calculated.”

•	Rule 12b-1 fees at an annual rate of .25%.

•	No front-end sales charge on investments of $1 million or more, subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year of purchase.

Class C

•	No front-end sales charge.

•	Rule 12b-1 fees at an annual rate of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. The Transfer Agent may accept a purchase request for Class C shares for $1 million or more when the purchase is made is pursuant to the Reinstatement Privilege (see “Sales Charge Reductions and Waivers — Reinvestment Privilege”).

Class I

•	No front-end sales charge.

•	No Rule 12b-1 fees or CDSCs.

Eligibility requirements for purchase of each class of shares is described below under “Who Can Buy Class A, Class C and Class I Shares.”

Rule 12b-1 Fees

Rule 12b-1 fees are paid to, but not retained by, the Distributor. These fees are used by the Distributor to pay for expenses relating to the distribution and servicing of Portfolio shares. The services fee component per class of Rule 12b-1 fees is as follows:

Class A

•	The services fee represents the entire portion of the .25% Rule 12b-1 fee.

Class C

•	The services fee represents .25% of the overall 1.00% Rule 12b-1 fee.

Because Rule 12b-1 fees are paid out of a Portfolio’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Investing through Financial Intermediaries and Payments to Financial Intermediaries

Shares of the Portfolios are sold through financial intermediaries, such as a bank, brokerage firm, workplace retirement plan, financial adviser or fund “supermarket” platform that have entered an agreement(s) with the Investment Adviser, Portfolio(s) and/or Distributor authorizing the sale or servicing of Portfolio shares. If you use a financial intermediary, you may contact that intermediary to buy or sell shares of the Portfolios described in this Prospectus. Your financial intermediary may not offer all classes of shares.

The fees and policies outlined in this Prospectus are set by the Trust. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that intermediary. This includes information on how to buy and sell shares, initial and/or subsequent investment minimums, investor services, and additional policies. In exchange for the services offered, financial intermediaries may charge fees that are in addition to those described in this Prospectus. Any such fees are not a charge of the respective Portfolio. In addition, certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. Please see “Additional Information on Purchases through Financial Intermediaries” for more information.

Financial intermediaries are authorized to designate other financial intermediaries to accept purchase or sale orders on a Portfolio’s behalf.

Financial intermediaries may be compensated for selling shares of the Portfolios by the payment of sales commissions, if any, and indirectly, as a result of a Portfolio paying Rule 12b-1 fees, if any. Certain financial intermediaries may request, and the Investment Adviser may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Investment Adviser’s own resources. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares in the Portfolios or the amount investors in the Portfolios would receive as proceeds from the sale (redemption) of such shares and will not increase the expenses of investing in the Portfolios. The Investment Adviser is motivated to make these payments since they promote the sale of the shares of the Portfolios and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of a Portfolio or retain shares of a Portfolio in their clients’ accounts, the Investment Adviser benefits from the incremental fees paid to it by the Portfolio with respect to those assets.

The Investment Adviser may make revenue sharing payments for, among others things, inclusion of a Portfolio on a financial intermediary’s sales system, permitting the Investment Adviser to participate in and/or present at conferences, seminars or sales or training programs for financial intermediary personnel, and supporting financial intermediaries with marketing efforts. Revenue sharing payments may also be made to financial intermediaries that provide various services to the Portfolios or to their shareholders, including but not limited to, recordkeeping, statement preparation, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Investment Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by FINRA, and by other applicable laws and regulations. Such revenue sharing payments may be calculated based on the average daily net assets of the Portfolio(s) attributable to a particular financial intermediary and/or on sales of new shares in the Portfolio(s) attributable to a particular financial intermediary. Not all financial intermediaries receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The SAI discusses the Investment Adviser’s revenue-sharing arrangements in more detail.

Although a financial intermediary may seek revenue-sharing payments to offset costs incurred by it in selling Portfolio shares and servicing its clients who have invested in a Portfolio, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your financial intermediary with an incentive to favor a Portfolio over another investment. You can ask your financial intermediary about any payments it receives from the Investment Adviser or the Portfolios, as well as about fees and/or commissions it charges.

The Investment Adviser may have other relationships with your financial intermediary relating to the provision of services to a Portfolio, such as providing omnibus account services or effecting portfolio transactions for the Portfolio. If your intermediary provides these services, the Investment Adviser or the Portfolio may compensate the intermediary for these services.

Who Can Buy Class A, Class C and Class I Shares

Class A and Class C shares are available to all investors through participating financial intermediaries. Investors may not purchase Class A or Class C shares of a Portfolio through the Transfer Agent.

Class I shares are offered to the following types of investors (see “Opening an Account”):

•	Clients of financial intermediaries who participate in fixed or asset-based fee advisory programs at the financial intermediary.

•

Clients of financial intermediaries who have entered into agreements with the Investment Adviser, Portfolio and/or Distributor to offer Class I shares through no-load networks or platforms or self-directed investment brokerage accounts that may charge transaction fees to clients.

•	Investors who invest directly in a Portfolio through the Transfer Agent.

•	Shareholders who owned shares of any Portfolio as of May 27, 2016 may continue to purchase Class I shares of any Portfolio as long as they continuously maintain an account in Class I shares.

•

“Retirement Plans” including but not limited to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, employer sponsored benefit plans (including health savings accounts), and individual retirement accounts (“IRA”) that are administered on the same IRA recordkeeping platform and that invest in a Portfolio through a single omnibus account pursuant to an agreement with the Investment Adviser, Portfolio and/or Distributor. (For investors who maintain self-directed investment brokerage accounts at certain financial intermediaries, Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, 529 college savings plans or similar accounts.)

•	Endowment funds and foundations.

•	Any state, county or city, or its instrumentality, department, authority or agency.

•	Accounts registered to insurance companies, trust companies and bank trust departments.

•	Any entity that is considered a corporation for tax purposes.

•	Investment companies.

•	Trustees, officers and other individuals who are affiliated with the Trust or the Investment Adviser and accounts or funds managed by the Investment Adviser or its affiliates.

How Sales Charges are Calculated

Class A sales charges for the Permanent Portfolio and the Aggressive Growth Portfolio are as follows:

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales change.

Your Investment	As a % of Offering Price*	As a % of Your Investment	Dealer Reallowance as a Percentage of the Offering Price
Less than $25,000	5.00%	5.26%	5.00%
$25,000 but less than $50,000	4.50%	4.71%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and over	—%	—%	—%

Class A sales charges for the Versatile Bond Portfolio are as follows:

Your Investment	As a % of Offering Price*	As a % of Your Investment	Dealer Reallowance as a Percentage of the Offering Price
Less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 and over	—%	—%	—%

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C or Class I shares of a Portfolio of the Trust. This includes investments held in Retirement Plans or with a broker or financial representative other than the one handling your current purchase. The Trust will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the Trust’s website www.permanentportfoliofunds.com, which includes hyperlinks to facilitate access to this information. You may also consult your financial representative, or refer to the section entitled “Sales Charge Reductions and Waivers” below and “Initial Sales Charges on Class A Shares” in the SAI. You may request an SAI from your financial representative, by accessing the Trust’s website www.permanentportfoliofunds.com, by calling the Transfer Agent at (800) 341-8900, or the Shareholder Services Office at (800) 531-5142.

To receive the reduced sales charge, you must tell your financial representative at the time you purchase the Portfolio’s Class A shares about any other Portfolio of the Trust held by you, your spouse and your children under the age of 21 living in the same household.

If shares of a Portfolio are tendered for redemption or repurchased by the Portfolio for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Deferred Sales Charge (CDSC)

Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more will receive a sales commission of 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a CDSC of 1.00% if such Class A shares are sold within one year of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

For purposes of charging a CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends or capital gain distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. Consult the SAI for additional details (see the back cover of this Prospectus).

Sales Charge Reductions and Waivers

Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. Please see “Additional Information on Purchases through Financial Intermediaries” for more information.

Reducing Your Class A Sales Charge

There are two ways you can combine multiple purchases of shares of the Portfolios of the Trust to take advantage of the breakpoints in the sales charge schedule. These methods can be combined in any manner.

•

Accumulation Privilege — lets you add the value of any class of shares of a Portfolio of the Trust you already own to the amount of your next Class A investment in order to qualify for the lower initial sales charge rates that apply to larger purchases. This includes Class A shares of any Portfolio held in: (i) all accounts (e.g., retirement accounts, trust accounts) with the Trust and/or your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21 living in the same household). The applicable sales charge for the new purchase is based on the total of your current purchase and the current offering price of all other shares you own.

•

Letter of Intention — lets you purchase Class A shares of a Portfolio over a thirteen-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention (“LOI”) to qualify for reduced sales charges if you plan to invest at least $25,000 in Class A shares of the Permanent Portfolio or the Aggressive Growth Portfolio, and/or at least $100,000 in the Versatile Bond Portfolio during the next thirteen months. The calculation of this amount would include accumulations as well as your current holdings of all classes of a Portfolio(s) of the Trust, which include any reinvestment of dividends and capital gains distributions. When you sign this letter, the Portfolio agrees to charge you the reduced sales charges. Completing an LOI does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the end of the thirteen-month period your sales charges will be recalculated to reflect your actual purchase level.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Group Investment Program

A group may be treated as a single purchaser under the accumulation privilege. Each investor has an individual account, but the group’s investments are combined for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in “Opening an Account” below), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or the Transfer Agent to find out how to qualify. Consult the SAI for additional details (see the back cover of this Prospectus).

CDSC Waivers

As long as the Transfer Agent is notified at the time you sell, the CDSC for Class A and Class C shares may be waived in the following cases:

•	Distributions from an IRA upon the shareholder’s attainment of age 59 1⁄2.

•	Tax-free returns of excess contributions to IRAs.

•	Because of shareholder death or post-purchase disability (this generally excludes accounts registered in the names of trusts and other entities).

•

The following types of transactions, if together they do not exceed 12% of the value of an account annually (consult the SAI for additional information about waivers regarding these types of transactions):

(i)	redemptions due to receiving required minimum distributions from retirement accounts upon reaching the required minimum distribution (“RMD”) age;

(ii)

if you have established a systematic withdrawal plan through certain financial intermediaries, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash); and

(iii)	if no commission or transaction fee is paid by the Investment Adviser and/or Distributor to the financial intermediary at the time of purchase.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies.

•	Redemptions pursuant to the Portfolio’s right to liquidate an account that is below the minimum account value stated below in “Dividends, Taxes and Account Policies — Small Accounts”

To utilize a waiver, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Reinstatement Privilege

If you sell shares of a Portfolio, you may reinvest some or all of the proceeds back into the same share class of the same Portfolio and account from which it was sold within one hundred twenty days without a sales charge, subject to investment minimums, as long as the Transfer Agent or your financial representative is notified before you reinvest. Generally, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC paid on the amount you are reinvesting within one hundred twenty days of your reinvestment by adding it to the amount of the reinvestment.

To utilize this privilege, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Waivers for Certain Investors

The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC:

•	Selling brokers and their employees and sales representatives (and their immediate family members).

•	Shares acquired by investors who participate in fixed or asset-based fee programs at certain financial intermediaries.

•	Investors investing through certain Retirement Plans.

If you want to learn about additional waivers of the Class A initial sales charge or CDSC, contact your financial representative. To utilize a waiver, you must contact your financial representative or the Transfer Agent. Consult the SAI for additional details (see the back cover of this Prospectus).

Other Waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	Reinvestment of dividends or capital gains distributions (see “Dividends, Taxes and Account Policies” in this Prospectus for additional details).

•

Exchanges from one Portfolio of the Trust to the same class of any other Portfolio of the Trust, except if shares acquired by exchange are then redeemed within the period during which the CDSC would apply to the initial shares purchased (see “Transaction Policies — Portfolio Exchange” in this Prospectus for additional details).

Sales charge waivers described in this Prospectus and in the SAI may be available for eligible purchases made through a financial intermediary, depending on the financial intermediary’s policies and procedures regarding such waivers. Consult your financial representative to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your financial intermediary.

Similarly, when purchasing through a financial intermediary, your eligibility to receive sales charge waivers or sales charge reductions through reinstatement, rights of accumulation, letters of intent, group investments, Portfolio exchanges and/or share class conversions depends on the policies and procedures of the financial intermediary. In some cases, due to intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for in this Prospectus or the SAI.

In all instances, it is your responsibility to notify your financial intermediary or the Transfer Agent at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

Additional Information on Purchases through Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares through the Transfer Agent or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Trust or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase Portfolio shares directly from the Trust or through another intermediary to receive these waivers or discounts. Also, some financial intermediaries may require you to pay brokerage commissions on purchases and sales of the Trust’s Class I shares.

Merrill Lynch

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch (“Merrill”) platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (“Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-End Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the Fund as defined in this Prospectus (e.g., the Fund’s Officers or Trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within ninety calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-End, Back-End, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Portfolio shares through a “Morgan Stanley Wealth Management” transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Trust’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gain distributions when purchasing shares of the same Portfolio
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Portfolio pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the Trust, provided: (i) the repurchase occurs within ninety days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales load

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entities’ affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Portfolio shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Trust’s Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James
Shares purchased in an investment advisory program
Shares purchased through a systematic reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same Portfolio (but not any other Portfolio within the Trust)
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Eligible shares purchased from the proceeds of redemptions within the Trust, provided: (i) the repurchase occurs within ninety days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales load (known as a Right of Reinstatement)
A shareholder in a Portfolio’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and C Shares Available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systemic withdrawal plan as described in this Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching RMD age as described in this Prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a Right of Reinstatement

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Trust assets held by accounts within the purchaser’s household at Raymond James. Eligible Trust assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Trust, through Raymond James, over a thirteen-month time period. Eligible Trust assets not held at Raymond James may be included in the calculation of LOI only if the shareholder notifies his or her financial advisor about such assets.

Conversion Privilege

You may be able to convert your shares to a different share class of the same Portfolio that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fixed or asset-based fee advisory program that has an agreement with the Investment Adviser, Portfolio and/or Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Class A and Class C shares of a Portfolio may be converted to Class I shares of the same Portfolio. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired; however, Class C shares automatically convert into Class A shares in the month of the eighth-year anniversary of the purchase date. (Unlike an exchange of one Portfolio’s shares for shares of another Portfolio, a conversion of shares to a different class of shares of the same Portfolio generally is not a taxable event. If this changes, the automatic conversion feature may be suspended. Please consult a tax adviser before requesting an exchange.)

If a financial intermediary has entered into an agreement with the Investment Adviser, Portfolio(s) and/or Distributor relating to the conversion of Class C shares, Class C shares held in certain accounts with that financial intermediary may automatically convert to Class A shares within specified time periods, without payment of an initial sales charge, in accordance with the policies, procedures and systems of the financial intermediary.

To utilize this privilege, you must contact your financial representative. Please contact your financial intermediary for additional information.

Opening an Account

1.	Read this Prospectus carefully.

2.

Determine how much you want to invest. The minimum initial investment for Class A, Class C and Class I shares of the Portfolios is $1,000 and the minimum subsequent investment to add to an existing account is $100. Your financial intermediary may have different initial and/or subsequent investment minimums.

3.

Shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call the Transfer Agent at (800) 341-8900 or the Shareholder Services Office at (800) 531-5142.

4.

Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5.	Make your initial investment using the instructions under “Buying Shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important Information About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record the following information that identifies each person or entity that opens an account:

•	Individual investors — when you open an account, you will be asked for your name, residential address, date of birth and social security number.

•

Investors other than individuals — when you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (“TIN”) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help the Transfer Agent identify the entity. Please see the account application for more details.

Orders in Proper Form

In order to receive a day’s price, your order must be received in good order by the close of the regular trading of the New York Stock Exchange (“NYSE”).

Buying Shares

	Opening an Account	Adding to an Account

By Check

Make out a check (payable in U.S. dollars drawn on a U.S. bank, savings and loan or credit union) for the investment amount, payable to “Permanent Portfolio Family of Funds.”

Deliver the check and your completed application to your financial representative, or mail them to the Transfer Agent (address below).

The Trust will not accept payment in cash, money orders, third party checks, Treasury checks, credit card checks, travelers checks, starter checks, post-dated checks or any conditional orders or payments.

Make out a check for the investment amount, payable to “Permanent Portfolio Family of Funds.”

Deliver the check and your investment slip or note to your financial representative, or mail them to the Transfer Agent (address below).

By Exchange	Call your financial representative or the Transfer Agent to request an exchange.	Call your financial representative or the Transfer Agent to request an exchange.

By Wire

Deliver your completed application to your financial representative, or mail it to the Transfer Agent.

Obtain your account number by calling your financial representative or the Transfer Agent.

Instruct your bank to wire the amount of your investment. Specify the Portfolio name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Whether you are making an initial investment or an additional investment, please contact your financial representative or the Transfer Agent to notify them of your intent to wire funds, to advise as to which Portfolio(s) you wish to invest and to verify wire instructions.

Obtain wiring instructions by calling the Transfer Agent.

Instruct your bank to wire the amount of your investment. Specify the Portfolio name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

	Opening an Account	Adding to an Account

By Internet	See “By Exchange” and “By Wire.”	Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system. Complete the “Telephone and Internet Options” and “Bank Information” sections on your account application.

By Phone	See “By Exchange” and “By Wire.”

Ensure that your account has been open for at least seven days.

Verify that your bank or credit union is a member of the ACH system. Complete the “Telephone and Internet Options” and “Bank Information” sections on your account application.

Call your financial representative, or call the Transfer Agent before 4:00 p.m. Eastern Time on any Business Day.

Once a purchase order has been placed by telephone, it cannot be cancelled or modified after the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time).

By Automatic Investment Plan	See “Additional Investor Services.”	See “Additional Investor Services.”

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201 Transfer Agent: (800) 341-8900	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

Additional Policies for Buying Shares

The Trust reserves the right to reject investments in part or in whole. A service fee of $25 will be deducted from a shareholder’s account for any purchases made (including those made with checks or ACH transfers) that do not clear. The shareholder may also be responsible for any losses suffered by the Trust as a result.

If a shareholder sends money to the Trust without clearly indicating how it is to be invested, the Trust’s policy is to treat the money as an investment in the Short-Term Treasury Portfolio.

Selling (Redeeming) Shares

To Sell (Redeem) Some or All of Your Shares

By Letter • Accounts of any type. • Sales of any amount. Amounts in excess of $50,000 will require a signature guarantee. See “Selling Shares in Writing” below.

•   Write a letter of instruction or complete a form of stock power. Specify the Portfolio name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•   Include all signatures and any additional documents that may be required (see the following page).

•   Mail the materials to your financial representative or the Transfer Agent (address below).

•   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

•   Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians. See “Selling Shares in Writing” below.

By Internet • Most accounts. • Sales of up to $50,000.	• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call the Transfer Agent.

By Phone • Most accounts. • Sales of up to $50,000.

•   Call your financial representative, or call the Transfer Agent before 4:00 p.m. Eastern Time on any Business Day.

•   Once a sale order has been placed by telephone, it cannot be cancelled or modified after the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time).

By Wire or Electronic Funds Transfer (“EFT”) • Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $50,000.

•   To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call the Transfer Agent.

•   Funds requested by wire will generally be wired the next business day. The Trust reserves the right to deduct funds from your account to offset the cost of the wire fee charged by the custodian bank. Your bank may also charge you a fee for this service.

•   Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

To Sell (Redeem) Some or All of Your Shares
By Exchange • Accounts of any type. • Sales of any amount.

•   Obtain a current Prospectus for the Portfolio into which you are exchanging by accessing the Trust’s website by Internet, or by calling your financial representative or the Transfer Agent.

•   Call your financial representative or the Transfer Agent to request an exchange.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201 Transfer Agent: (800) 341-8900	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

Additional Policies for Selling Shares

To sell shares through a systematic withdrawal plan, see “Additional Investor Services — Systematic Withdrawal Plan.”

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone by calling the Transfer Agent. Investors will be asked whether or not to withhold taxes from any distribution.

Neither the Trust, the Transfer Agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any instruction or authorization on the shareholder’s account application or otherwise in connection with sale of his or her shares in any Portfolio.

Selling Shares in Writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to the Transfer Agent and are still accurate. These items are shown in the table below.

If applicable, shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as domestic banks or trust companies, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (“Signature Guarantee”). A notary public CANNOT provide an acceptable Signature Guarantee.

To protect you against possible fraudulent orders, a Signature Guarantee, from a Medallion program member or a non-Medallion program member, must be included if any of the following situations apply:

•	If you wish to redeem more than $50,000 worth of shares;

•	If redemption proceeds are payable or sent to any person, address or bank account not on record for the shareholder account;

•	When a redemption is received by the Transfer Agent and the address for the shareholder account has changed within the last fifteen calendar days;

•	If ownership of the shareholder account is being changed.

Non-financial transactions, including establishing or modifying certain services on a shareholder account, may require a Signature Guarantee, signature verification from a “Signature Validation Program” member, or other acceptable form of authentication from a financial institution source.

The Trust and/or the Transfer Agent may require a Signature Guarantee or other acceptable signature authentication in other instances based on circumstances relative to the particular situation. The Trust reserves the right to waive any Signature Guarantee requirement at its discretion.

Seller	To Sell (Redeem) Some or All of Your Shares

Owners of individual, joint or Uniform Gifts to Minors Act (“UGMA”)/Uniform Transfers to Minors Act (“UTMA”) accounts (custodial accounts for minors)

•   Letter of instruction.

•   On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

•   Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts

•   Letter of instruction.

•   Corporate business/organization resolution, certified within the past twelve months, or a trust business/organization certification form (if not currently on file and/or the request is not signed by an authorized person).

•   On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

•   Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction. • On the letter, the signature(s) of the trustee(s). • Certified copy of the trust document (if not already on file). • Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)

•   Letter of instruction signed by surviving tenant(s).

•   Certified copy of death certificate.

•   Signature Guarantee, if applicable (see above).

•   Application completed by surviving tenant(s), if applicable.

Seller	To Sell (Redeem) Some or All of Your Shares

Executors of shareholder estates

•   Letter of instruction signed by executor.

•   Copy of order appointing executor, certified within the past twelve months.

•   Signature Guarantee, if applicable (see above).

•   Application completed by surviving tenant(s), if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call the Transfer Agent for instructions.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201 Transfer Agent: 1-800-341-8900	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

Additional Investor Services

Shareholders who invest directly in the Portfolios have access to the services listed below. If you purchase shares through a financial intermediary, consult that firm for information about investment services. The Trust may alter, limit or suspend the services and privileges described under this section at any time.

Automatic Investment Plan

The Trust’s Automatic Investment Plan allows shareholders to invest in a Portfolio(s) on a regular schedule. To participate in the Plan, you should complete the appropriate section of the account application which authorizes the Transfer Agent to deduct a specified dollar amount from your checking or savings account (minimum investment $100 per Portfolio transaction) and apply that amount to purchase shares in a Portfolio(s) you select. (Once the account is established, a shareholder should allow seven calendar days for the initial transaction under the Automatic Investment Plan to take place. Deductions from your bank account may be scheduled for any day of the month. However, if a shareholder’s selected date falls on a weekend or a holiday, the investment will be made on the next business day.)

Only bank accounts held at financial institutions that are ACH members are eligible for use in an Automatic Investment Plan. The Plan is free of charge and is available to shareholders of any Portfolio; the costs of administering the Plan are borne by the Investment Adviser. If you hold Portfolio shares in an IRA Plan you are also eligible to participate in the Automatic Investment Plan. A service fee of $25 will be deducted from your account for any transactions that do not clear.

The Plan may be discontinued by the shareholder either by calling the Transfer Agent or upon written notice to the Transfer Agent which is received at least five days prior to the due date of any investment.

Systematic Withdrawal Plan

The Trust’s Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish a Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

If you expect to make additional purchases of a Portfolio, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Specify the amount to be deducted (at least $100) for each payee.

•	Determine the schedule for withdrawals, which can be monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a Systematic Withdrawal Plan to an existing account or to terminate or change an existing plan, contact the Transfer Agent.

Withdrawal payments can be sent by check to the address of record, or by EFT through the ACH network to a pre-determined bank account(s). In either case, payment ordinarily will be made on the next Business Day after the redemption. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan. Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. (If the date a shareholder selects falls on a weekend or holiday, the redemption will occur on the next Business Day.) Because the prices of Portfolio shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made. Any change or termination to a Systematic Withdrawal Plan requested by a shareholder should be provided to the Transfer Agent five days prior to the effective date. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the plan are borne by the Investment Adviser.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a Systematic Withdrawal Plan if you plan to buy Class A shares on a regular basis. (If you invest in Class C shares through a financial intermediary, shares sold under a Systematic Withdrawal Plan may be subject to a CDSC. Consult your financial representative for more information.)

Individual Retirement Account Plans (IRA Plans)

Under the terms of the Trust’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the IRA Plan owner, and all dividends and other distributions are reinvested in additional shares of the same class of the distributing Portfolio(s).

U.S. Bank, N.A., Milwaukee, Wisconsin (an affiliate of the Transfer Agent), acts as custodian for each shareholder account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the IRA Plan Disclosure Statement and the Custodial Account Agreement), which are available upon request to the Trust’s Shareholder Services Office. Please read the IRA Plan Disclosure Statement and Custodial Account Agreement carefully before opening a shareholder account through a Trust IRA Plan.

An eligible taxpayer may contribute up to the lesser of: (i) $6,000, increased by $1,000 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer-sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of an eligible person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new Traditional IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan maintained by a taxpayer’s employer.

An eligible taxpayer also may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in a Roth IRA accumulate income and gains without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning RMD age, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

Shareholder services available with a regular shareholder account (including the Automatic Investment Plan, Portfolio Exchanges, distribution options on Dividend Reinvestments and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Trust or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to 10% withholding.

Check Redemptions — Short-Term Treasury Portfolio Only

Shareholders who have invested directly in the Portfolio and who have completed the appropriate section of the account application may redeem shares in the Short-Term Treasury Portfolio by writing a redemption check. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s account.

A book of personalized, preprinted checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular shareholder account. When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Trust redeems a sufficient number of the shareholder’s shares in the Portfolio to pay the check. Redemption checks for which insufficient shares are available will be returned unpaid and your shareholder account will be charged a “bad check” fee of $25. Because the prices of the Portfolio’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Your account may not be closed by writing a check redemption. Check redemptions are not intended to be used as a substitute for a bank checking account. Neither the Trust, the Investment Adviser, the Transfer Agent, nor any of their agents bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

Optional Services and Charges

The following table summarizes the Trust’s Optional Services and Charges:

Optional Services	Charges
Automatic Investment Plan	No charge
Portfolio Exchange by telephone	$5.00 per exchange; no limit to the number or frequency of exchanges

Optional Services	Charges
Portfolio Exchange in writing	No charge; no limit to the number or frequency of exchanges
Automatic Reinvestment	No charge
Telephone Redemptions	No charge; no minimum redemption size; no limit to the number of telephone redemptions
Electronic Funds Transfer (EFT)	No charge
Check Redemptions (Short-Term Treasury Portfolio only)	$1.00 per check; no minimum check size; no limit to the number of check redemptions
Bank-to-Bank Wire Transfer	$15.00 per wire
Systematic Withdrawal Plan	No charge
Overnight Delivery	$15.00 per delivery
Electronic Delivery of shareholder statements, Trust reports and Prospectus+	No charge
Assistance from the Shareholder Services Office at 1-800-531-5142	No charge

+ Shareholder account statements, Trust reports and the Trust’s Prospectus can be delivered to shareholders electronically. Shareholders may sign up for “eDelivery” by visiting the Trust’s website (www.permanentportfoliofunds.com), selecting “Account Access,” registering and creating a User ID and Password. If a shareholder is already a registered user, the shareholder may consent to electronic delivery by logging on and selecting “eDelivery Consent.” Shareholders may also enroll in eDelivery by completing the appropriate section on the new account application when establishing an account, or by calling the Transfer Agent at (800) 341-8900. Shareholders may revoke electronic delivery consent at any time by calling the Trust’s Shareholder Services Office or its Transfer Agent.

Shareholder Services Office

The Shareholder Services Office is made available by the Investment Adviser for the convenience of Trust shareholders. A shareholder or other interested investor may obtain a current Prospectus, SAI, Annual and/or Semi-Annual Report, account application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Trust by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, by fax at (254) 527-3406, or by writing to:

Shareholder Services Office

130 South Brune Street

Bartlett, Texas 76511

After you have read this Prospectus, please contact the Shareholder Services Office if you have any questions about the investment objectives or policies of any of the Trust’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

Computation of Net Asset Value

The Trust makes a separate calculation of net asset value (“NAV”) per share for each class of shares of each Portfolio at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“Business Day”). Each class of shares of each Portfolio has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Portfolio shares outstanding for that share class. All requests received for purchases or redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s NAV or offering price per share for the relevant share class as next computed after the request is received by the Transfer Agent.

Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each Business Day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a Business Day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government and agency securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins are valued at the price furnished by an independent pricing service. Deposits of Swiss francs and Swiss government bonds will be valued each Business Day at prices (converted into U.S. dollars) quoted by an independent pricing service. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. All investments denominated in foreign currencies are converted into U.S. dollars using exchange rates obtained from an independent pricing service. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the Portfolio has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, are valued by the Investment Adviser, as the Trust’s valuation designee, and more specifically, the Investment Adviser’s Valuation Committee pursuant to its fair value procedures approved by the Trust’s Board of Trustees. For example, if the exchange on which a portfolio security is principally traded closes early, or if trading in a portfolio security was halted during the day and did not resume prior to a Portfolio’s calculation of NAV per share, such a portfolio security would be valued by the Investment Adviser’s Valuation Committee pursuant to the Investment Adviser’s fair value procedures. Occasionally, events affecting the value of a security a Portfolio holds may occur before the close of the New York Stock Exchange when the Trust prices the Portfolio’s shares, but after the close of the primary markets or exchanges on which a security is traded. This most commonly occurs with foreign securities. Such events may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events affecting the value of such securities occur during such time period, the securities may be valued by the Investment Adviser’s Valuation Committee pursuant to the Investment Adviser’s fair value procedures approved by the Trust’s Board of Trustees. Because Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest in foreign securities and illiquid investments, they may be required to value such investments they hold based on the Investment Adviser’s fair value procedures. In addition, Permanent Portfolio and Aggressive Growth Portfolio may also invest in small- capitalization equity securities. Such securities that are thinly traded may also be subject to fair valuation. Fair value pricing is based on subjective judgments determined in good faith, and it is possible that values determined under fair value pricing may differ materially from the values realized on a sale. Fair valuation of an underlying portfolio security may serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent short-term traders’ arbitrage trading.

Transaction Policies

Buy and Sell Prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of Requests

Each Portfolio is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the Transfer Agent receives your request in good order. All requests must be received by 4:00 p.m. Eastern Time on a Business Day to be eligible for same day pricing. At times of peak activity, it may be difficult to place requests by telephone.

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at a post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent until it is delivered to the Transfer Agent’s offices. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Redemption proceeds normally are wired or mailed within one to three business days after receiving a timely request in good order, but it may take up to seven days to make payment. Depending upon the method of payment, the timing of when a shareholder will receive redemption proceeds may differ. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Portfolios typically expect to meet redemption requests by paying out available cash or through proceeds from selling Portfolio holdings, which may include cash equivalent Portfolio holdings. In stressed market conditions and other appropriate circumstances, redemption methods may include redemptions in kind.

A Portfolio may stop selling its shares and postpone redemption payments at times: (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Portfolio’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Portfolio’s shareholders.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within fifteen days of the redemption request.

While the Trust will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, you will bear the risk of loss from any such request that is unauthorized. If an account has more than one owner or authorized person, the Trust will accept telephonic instructions from any one owner or authorized person.

Telephone exchanges of shares held in a Trust IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Trust IRA Plan.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Portfolio Exchanges

You may exchange shares of a class of a Portfolio for shares of the same class of any other Portfolio of the Trust that is then offering that class. (However, such a transaction would constitute a taxable event to you.) Obtain a Prospectus for that Portfolio from your financial intermediary or by accessing the

Trust’s website at www.permanentportfoliofunds.com, by calling the Transfer Agent at (800) 341-8900, or the Shareholder Services Office at (800) 531-5142. The registration for both accounts must be identical. Written instructions with a Signature Guarantee are required if the accounts are not identically registered. Class C shares will continue to age from the original date and will retain the same CDSC rate. For further details, see “Additional Tax Information” in the SAI for information regarding taxation upon the redemption or exchange of shares of the Portfolio. The Trust reserves the right to reject any exchange request and change or cancel its exchange policies at any time. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this Prospectus).

If you have both a regular shareholder account and a shareholder account through a Trust IRA Plan, in exactly the same name, you may use a Portfolio Exchange to redeem shares from your regular account and purchase shares in your Trust IRA Plan account. (An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.)

Excessive Trading

The Trust’s Portfolios are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Portfolio shares. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Portfolio and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Portfolio performance and diluting the value of shares. Such trading may also require a Portfolio to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in a Portfolio.

The Trust’s Board of Trustees has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Trust’s Portfolios will temporarily suspend or terminate purchase, sale or exchange transactions by any investors, potential investors, groups of investors or shareholders who have been identified as engaging in short-term trading activity that may be disruptive to the Trust or any of its Portfolios. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Trust’s Portfolios when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part. The Trust’s Distributor or Transfer Agent have entered into agreements with financial intermediaries (or their agents) that maintain omnibus accounts with the Trust pursuant to which the financial intermediaries have agreed to provide shareholder transaction information, to the extent known to the financial intermediary, to the Trust upon request.

The Trust’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio may invest their assets in foreign securities and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the overseas markets but prior to the close of the U.S. markets. The Trust has adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be their fair value as of the Portfolios’ valuation time. These circumstances may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. The Trust’s policies and procedures include guidelines for determining fair value and require that the Investment Adviser’s Valuation Committee document the factors considered in the valuation of the security and submit any determinations of fair value to the Investment Adviser, as the Trust’s valuation designee, for ratification. To the extent that Permanent Portfolio, Versatile Bond Portfolio or Aggressive Growth Portfolio do not accurately value foreign securities as of the valuation time, investors engaging in price arbitrage may cause dilution in the value of those Portfolios’ shares held by other shareholders. The Trust’s Permanent Portfolio and Aggressive Growth Portfolio also may invest in small-capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of these Portfolios in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of these Portfolios held by other shareholders.

In-Kind Redemptions

Subject to the restrictions set forth below and provided that it is administratively feasible, the Trust may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a provision of the Code that permits it to do so without recognizing gain, where doing so would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of an investment. Although the Investment Adviser believes it is unlikely that the Trust would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets to be distributed would be selected by the Trust from the Permanent Portfolio and generally would not reflect Target Percentages. If payment is made in Portfolio assets, a shareholder generally will incur brokerage expenses or other transaction costs in converting the distributed assets into cash and will be subject to fluctuations in the market prices of those assets until they are sold. Redemptions in-kind may take longer to complete than redemptions made in cash. See “Additional Purchase, Sale (Redemption) and Account Information — In-Kind Redemptions” in the SAI for a discussion of the Trust’s operating policies for such redemptions.

From time to time the Trust, at the request of a redeeming shareholder in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. The Trust will accept a request for an in-kind redemption only if the Investment Adviser determines that it is in the best interests of the Portfolio and only if it has otherwise decided that the asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “Additional Purchase, Sale (Redemption) and Account Information — In-Kind Redemptions” in the SAI for a discussion of the Trust’s operating policies for such redemptions.

For a shareholder other than an IRA or individually directed account maintained under a plan described in section 401(a) of the Code (each, a “Retirement Account”), the tax consequences of an in-kind redemption, whether initiated by the Trust or the shareholder, would be the same as those of a cash redemption. A distribution of gold or silver bullion or coins to a Retirement Account in redemption of its shares in the Permanent Portfolio, however, may be treated as a distribution from the account, with resulting significant adverse federal income tax consequences. Accordingly, a person considering the purchase of Permanent Portfolio shares through a Retirement Account should consult his or her tax and financial adviser(s) regarding the potential tax consequences of that investment.

Account Information

The Trust is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If you do not provide the required information, we may not be able to open your account or perform a transaction until such information is received. If verification is unsuccessful, the Trust may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable. The Trust and its agents will not be responsible for any loss or tax liability in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Trust’s legal obligation to verify an account holder’s identity.

Certificated Shares

The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in Advance of Purchase Payments

When you place a request to sell shares in good order for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to twelve calendar days after the issuance of the shares. This delay will not apply if you purchased your shares via wire payment.

Dividends, Taxes and Account Policies

Account Statements

In general, you will receive account statements as follows:

•	After every transaction (except a reinvestment of dividends or capital gains distributions, automatic investment or systematic withdrawal) that affects your account balance;

•	After any changes of name or address of the registered owner(s); and

•	In all other circumstances, biannually.

Please review your account statement and any confirmations carefully as soon as you receive them. You must contact the Transfer Agent within thirty days if you have any questions or notice any errors or discrepancies. Failure to do so may adversely affect your right to make a claim regarding the information in question.

Dividends

Dividends, if any, are paid only once a year, ordinarily in December. Dividends from a Portfolio’s net investment income and net short-term gain will be taxable to its shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. The part, if any, of those dividends a Portfolio pays that is attributable to its “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period and other requirements) generally will be subject to the maximum federal income tax rate applicable to long-term capital gains for individual shareholders who satisfy those requirements with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends — not exceeding the aggregate dividends a Portfolio receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other requirements. No part of the income dividends the Short-Term Treasury Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction.

Dividends from a Portfolio’s net capital gain, if any, will be taxable to its shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate on long-term capital gains for individual shareholders (20% for individuals with taxable income exceeding certain thresholds). Capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a rate of 21%.

A 3.8% Medicare contribution tax applies to net investment income, including interest, dividends and capital gain, of U.S. individuals with adjusted gross income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Shareholders other than qualified retirement plans, IRAs, and other tax-exempt investors will be subject to federal income tax on dividends (whether from net investment income or net capital gains) paid by a Portfolio, regardless of whether the dividends are received in cash or reinvested in additional Portfolio shares.

Dividend Reinvestments

Most investors have their dividends and distributions of capital gains reinvested in additional shares of the same class of the same Portfolio. If you choose this option, or if you do not indicate any choice, your dividends and/or capital gains distributions will be reinvested. Alternatively, you may choose to have your dividends and/or capital gains sent directly to your bank account or a check may be mailed. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after one hundred eighty days, the amount will be reinvested and all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Shareholders may change their distribution option by writing or calling the Transfer Agent at (800) 341-8900. Changes to a shareholder’s distribution option must be received by the Transfer Agent at least five days prior to a distribution.

Tax Reporting

If you hold your shares in a taxable account, the Form 1099 that is mailed to you every February details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Cost Basis Reporting

The Portfolios will be required to report to the IRS, and furnish to Portfolio shareholders, detailed “cost basis” and “holding period” information for certain Portfolio shares (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Portfolios will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

If you do not elect a cost basis method in your account application, the default method for calculating the cost basis of covered shares will be the average cost of all Portfolio shares you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing a Portfolio’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Portfolio’s shares.

The risk in buying a dividend is that a Portfolio’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as securities earn income and/or are sold at a profit. The Portfolio distributes those gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income and gains realized in the Portfolio’s investments.

Returns of Capital

If a Portfolio’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of Transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Withholding Taxes

A Portfolio must withhold and remit to the U.S. Treasury 24% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individuals or certain other non-corporate shareholders who fail to provide a correct taxpayer identification number to the Portfolio (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders.

Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio is required to withhold 30% of the ordinary dividends it pays to non-U.S. shareholders that fail to meet prescribed information reporting or certification requirements. Shareholders potentially subject to withholding include foreign financial institutions, such as foreign investment funds, and non-financial foreign entities. For more information, see the SAI. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Portfolio.

Small Accounts

A Portfolio may redeem a shareholder’s shares at any time when the value of the shares is less than $1,000 other than by reason of a decline in their net asset value. The Portfolio will send the shareholder written notice at least sixty days in advance of any such redemption which will provide details on how the shareholder may avoid such a redemption. If you do not take action, the Portfolio may close out your account and mail you the proceeds.

Uncashed Checks

The Trust does not pay interest on uncashed checks from Portfolio distributions or the sale of Portfolio shares. The Trust is not responsible for checks after they are sent to shareholders. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call your financial representative or the Transfer Agent if you have not received an expected check.

Abandoned Property/Escheatment

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. For additional information, please contact your state’s unclaimed property administrator. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Reports

Each year, the Trust sends to its shareholders an updated Prospectus and other similar documents (each a “Report”). The mailing of the Reports may result in multiple copies of a Report being sent by the Trust to the same household. In order to reduce the volume of mail that the Trust sends to a household, the Trust may, whenever possible, only send one copy of a Report to shareholders who are members of the same family and share the same address of record. Shareholders may request, however, to receive individual copies of any Report, by contacting the Transfer Agent at (800) 341-8900. Shareholders who own shares of the Trust through a financial intermediary may also contact their financial intermediary with such a request. All such requests shall be implemented by the Trust within thirty days.

The Trust’s fiscal year ends on January 31. Further information about the performance of the Trust is contained in the Trust’s most recent Annual or Semi-Annual Report to Shareholders. A copy of the Annual and Semi-Annual Report to Shareholders is available, without charge and upon request, from the Trust’s Shareholder Services Office.

Tait, Weller & Baker, LLP has been selected by the Trust’s Board of Trustees as the Trust’s independent registered public accounting firm for the fiscal year ending January 31, 2024.

Portfolio Holdings Policy

The Trust files information regarding each Portfolio’s portfolio holdings with the SEC as Exhibit F of Form N-PORT. The Trust’s Annual and Semi-Annual Reports to Shareholders (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (http://www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Trust’s website (www.permanentportfoliofunds.com). Portfolio holdings information that is filed with the SEC is posted on the website approximately sixty days after the end of the quarter to which it relates. The Trust also posts information about certain portfolio characteristics (such as top fifteen holdings and asset allocation) at least quarterly on its website approximately thirty business days after the period.

PRIVACY POLICY

The Trust recognizes that shareholders expect an exceptional level of privacy in their financial affairs and assures the confidentiality of personal information provided to it.

The information the Trust collects is limited to what it believes is necessary or useful to conduct the Trust’s business; administer shareholder records, accounts and funds; to comply with laws and regulations; and to help the Trust design or improve products and services. The Trust collects non-public personal information about its shareholders from information it receives from shareholders on applications or other forms, as well as from information about shareholders’ transactions with the Trust.

Some of this information may be disclosed to non-affiliated third parties who provide non-financial services to the Trust such as our Transfer Agent, to administer shareholder accounts and mail transaction confirmations and tax forms and the mailing house the Trust utilizes for mailing shareholder reports. Disclosing this information enables the Trust to meet customers’ financial needs and regulatory requirements. These third parties act on the Trust’s behalf and are obligated to keep the information the Trust provides to them confidential and to use the information only for the purposes authorized. The Trust does not disclose any non-public personal information about current or former shareholders to anyone, except as permitted by law. The Trust does not share information with its affiliates in order for the affiliate to market to you.

To protect shareholders’ non-public personal information, the Trust permits access to it only by authorized employees and maintains security practices and procedures to safeguard such information.

In the event that shareholders hold shares of the Trust through a financial intermediary, including but not limited to, a bank, broker-dealer, trust company, investment representative or other financial intermediary, the privacy policy of such a financial intermediary would govern how a shareholder’s non-public personal information would be shared with non-affiliated third parties.

Questions regarding the Trust’s Privacy Policy should be directed to the Trust’s Shareholder Services Office at (800) 531-5142.

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Permanent Portfolio® Short-Term Treasury Portfolio Versatile Bond Portfolio Aggressive Growth Portfolio

Investment Adviser

Pacific Heights Asset Management, LLC

San Francisco, California

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Distributor

Quasar Distributors, LLC

Milwaukee, Wisconsin

Transfer Agent

U.S. Bank Global Fund Services

Milwaukee, Wisconsin

Additional information about the investments in each of the Trust’s Portfolios is available in the Trust’s Annual and Semi-Annual Reports to shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year. The Trust’s Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), also provides additional information about the Trust and its Portfolios and is incorporated herein by reference (a legal part of this Prospectus). The Trust’s Annual and Semi-Annual Reports to shareholders and its SAI are available on the Trust’s website: www.permanentportfoliofunds.com.

Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To obtain a copy of the Trust’s SAI or Annual and Semi-Annual Reports free of charge, to request other information about the Trust, or to make shareholder inquiries, please write or call our Shareholder Services Office at (800) 531-5142, (254) 527-3102, or fax (254) 527-3406.

No Person is authorized to give any information or to make any representation not contained in this Prospectus in connection with the matters described herein. If given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offering by any Portfolio or its distributor in any jurisdiction in which such offering may not lawfully be made.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. Copyright© 2023 Permanent Portfolio Family of Funds. All rights reserved.

(Investment Company Act File No. 811-03379)